UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File number: 811-04982

Heartland Group, Inc.

(Exact name of registrant as specified in charter)

789 N. Water Street, Suite 500, Milwaukee, WI	53202
(Address of principal executive offices)	(Zip code)

Nicole J. Best

Heartland Group, Inc., 789 N. Water Street, Suite 500, Milwaukee, WI 53202

(Name and address of agent for service)

Ellen Drought

Godfrey & Kahn, S.C., 833 East Michigan Street, Suite 1800, Milwaukee, WI 53202-5615

(With a copy to:)

Registrant’s telephone number, including area code: (414) 347-7777

Date of fiscal year end: December 31

Date of reporting period: June 30, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission, not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

SEMIANNUAL

REPORT

June 30, 2018

Select Value Fund

Mid Cap Value Fund

Value Plus Fund

Value Fund

International Value Fund

A MESSAGE FROM OUR FOUNDER (UNAUDITED)

“Being out of fashion ultimately enhances opportunities on the other side.”

—John Neff,

Investor and Philanthropist

Dear Fellow Shareholders,

The staying power of the bigger-is-better investing trend has been remarkable. For most of the past nine years the markets have taken a one-size (i.e. Large) approach to everything the economy has produced. Revenue is growing too slowly? Go mega. Tax cuts are coming? Buy large-cap growth. Rates are headed higher? Sounds like bigger is better.

The knee-jerk rush into large caps has left major swaths of equities out of favor and trading at attractive levels. But as Mr. Neff noted, meaningful upside can be had for those focused on the bargain bin. And while fashion can be fickle, we see reasons to be optimistic about small caps. Here are a few:

•	A stronger dollar and trade tariffs are a headwind for large corporations that sell products overseas but have minimal impact on small, domestic-focused businesses.

•	Tax reform is pro-growth and should reduce the burden on small companies and encourage business investment.

•	Higher interest rates traditionally favor active management. Not all businesses are impacted the same by higher borrowing costs; it takes active analysis to separate the winners from losers.

•	Regulatory relief. As the current administration revises existing policies, small businesses should find the environment more conducive to growth.

We’ve highlighted these themes in the past, and now market performance is leading others to take notice. Since the correction that knocked the S&P 500 off its highs set in January, the Index has yet to regain its momentum. The sideways move is striking in light of the 25% earnings growth the group posted during the first quarter. It’s also worth noting that during the period, as shown, small caps trounced their large-cap counterparts.

Simply being small won’t be enough, however; we believe businesses with the following attributes are the most likely to be rewarded going forward:

•	Serve unique niches
•	Strong balance sheets
•	Capable, committed management
•	Compelling valuations

A Surge in Small

Source: FactSet Research Systems Inc., Russell®, and Standard & Poor’s,

1/26/2018 to 6/29/2018

All indexes are unmanaged. It is not possible to invest directly in an index.

Past performance does not guarantee future results.

Identifying these traits continues to be the focus of our work at Heartland—and we believe is a sound approach to capitalize on the opportunities Mr. Neff describes.

We thank you for your continued trust and confidence.

Chairman and Portfolio Manager

HEARTLAND SELECT VALUE FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

MANAGEMENT REPORT

U.S. equities were mixed during the first half of the year, reflecting a lack of consensus on the direction of the economy in the intermediate term and questions over what areas will lead equities in the months ahead. The Heartland Select Value Fund Investor Class outpaced the Russell 3000® Value Index, returning 2.67% versus -1.16%.

Industrials were a key source of relative strength and the sector contained a top contributor. Kirby Corporation (KEX), a Texas-based tank barge operator, continued to surge on news it was acquiring a competitor in the inland barge business. The deal is expected to add to Kirby’s already dominant position in the space. Management has demonstrated a knack for making timely acquisitions in the face of industry weakness, and we view the latest deal as a promising continuation of the approach.

Additionally, the company has seen strong sales growth in its engine repair business, which helped it report better-than-expected earnings in the most recent quarter.

As Kirby’s engine repair orders and inland river barge business inflect higher, we believe the company’s earnings should continue to expand.

While many of the portfolio’s Industrials holdings were up, others such as WESCO International, Inc. (WCC) fell victim to macro-based concerns. Shares of the electrical equipment distributor were down as investors focused instead on recent margin pressures and trade-war fears relating to WESCO’s sales to Canada, which represent just under 20% of revenues.

Concerns about the impact of tariffs are overstated, in our view, as we do not believe trade between the United States and Canada is a material driver of WESCO’s Canadian operation. However, a trade war could indirectly curtail local demand. We also view an uptick in inflation as constructive for the business because as a distributor, the company is positioned to pass along higher costs to clients.

The nearly year-long disconnect between higher oil prices and shares of Energy companies began to fade during the past few months, and some of the Fund’s names benefited. Newpark Resources Inc. (NR) is one such example. The energy services company operates in two segments: Fluid Systems, and Mats and Integrated Systems. The company’s fluid products enhance drilling performance and provide environmental benefits. Newpark’s composite mats provide a platform to work on during drilling and construction and are a more durable alternative to the popular use of wood panels.

Strength from the Mats segment points to inroads the company has made in broadening its client base beyond the Energy sector. The Fluids segment has been gaining market share and is now the second-largest player in the industry. We believe Newpark’s unique products will help it achieve top-line growth as oil continues to trade above $60.

Robust consumer confidence couldn’t overcome a bearish outlook toward Retail names, and the group lagged the broader market. The Fund’s holdings fared better than those in the index and contributed to the portfolio’s outperformance. We continue to seek businesses with durable brands where price appreciation is not keeping pace with earnings expectations.

The economy remains robust, but valuations and profit margins for many businesses are near peak levels. The effects of inflation have begun to ripple through some companies, and as interest rates rise, debt-servicing costs could become a challenge for leveraged companies.

While we are monitoring these developments, the results will not change our philosophy or process. The team continues to seek attractively valued companies across all sectors. We remain focused on balance sheet strength and on identifying catalysts that can result in a change in perception by investors.

CFA® is a registered trademark owned by the CFA Institute.

HEARTLAND SELECT VALUE FUND

(UNAUDITED)

FUND SUMMARY

Average Annual Total Returns	Inception	Since	Twenty	Fifteen	Ten	Five	Three	One	Year to
as of June 30, 2018	Date	Inception	Years	Years	Years	Years	Years	Year	Date*
Investor Class (HRSVX)	10/11/96	10.31%	9.52%	10.18%	8.45%	9.90%	8.98%	13.07%	2.67%
Institutional Class (HNSVX)	5/1/08	10.46	9.69	10.40	8.77	10.19	9.24	13.35	2.79
Russell 3000® Value Index	–	8.73	6.82	8.73	8.60	10.40	8.48	7.25	-1.16

Index Source: FactSet Research Systems, Inc., Standard & Poor’s, and Russell®.

*Not Annualized.

In the prospectus dated 5/1/18, the Gross Fund Operating Expenses for the Investor and Institutional Class are 1.23% and 1.01%, respectively. The Advisor has voluntarily agreed to waive fees and/or reimburse expenses with respect to the Institutional Class, to the extent necessary to maintain the Institutional Class’ Net Annual Operating Expenses at a ratio not to exceed 0.99% of average daily net assets. This voluntary waiver/reimbursement may be discontinued at any time. Also, through 11/30/01, the Advisor voluntarily waived a portion of the Fund’s expenses. Without such waivers and/or reimbursements, total returns may have been lower.

Past performance does not guarantee future results. Performance for the Institutional Class prior to its initial offering is based on the performance of the Investor Class. Performance represents past performance; current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual’s return. To obtain performance through the most recent month end, call 800-432-7856, or visit www.heartlandadvisors.com.

HYPOTHETICAL GROWTH OF $10,000 SINCE INCEPTION – 10/11/96 – INVESTOR CLASS SHARES

SECTOR ALLOCATION

Sector and industry classifications as determined by Heartland Advisors may reference data from sources such as FactSet Research Systems, Inc. Sector weights are a percent of equity investments and subject to change.

WEIGHTED MEDIAN VALUATION ANALYSIS

Valuation Analysis and Index Source: FactSet Research Systems, Inc., Standard & Poor’s, and Russell®.

(1)	Weighted average

INVESTMENT GOAL

The Fund seeks long-term capital appreciation.

INVESTMENT STRATEGY/DISTINGUISHING CHARACTERISTIC

The Fund seeks to capture long-term capital appreciation through dynamic pursuit of value irrespective of market capitalization, making it compelling as a core holding. The Fund utilizes Heartland’s disciplined and time-tested 10 Principles of Value Investing™, designed to capture upside potential while minimizing downside risk.

INVESTMENT CONSIDERATIONS

In addition to stocks of large companies, the Fund invests in small- and mid-sized companies that are generally less liquid and more volatile than large companies. The Fund also invests in a smaller number of stocks (generally 40 to 60) than the average mutual fund. The performance of these holdings generally will increase the volatility of the Fund’s returns. Value investments are subject to the risk that their intrinsic value may not be recognized by the broad market.

PORTFOLIO HIGHLIGHTS & STATISTICS

Number of holdings (excludes cash equivalents)	49
Net assets	$218.6 mil.
NAV (Investor Class)	$28.84
NAV (Institutional Class)	$28.78
Median market cap	$14.7 bil.
Weighted average market cap	$97.1 bil.

TOP TEN HOLDINGS – % OF NET ASSETS (EXCLUDES CASH EQUIVALENTS)

Berkshire Hathaway, Inc. (Class B)	4.69%
Schlumberger, Ltd.	4.60
Wells Fargo & Co.	4.06
Exelon Corp.	3.90
Exxon Mobil Corp.	3.78
Pfizer, Inc.	3.15
Entergy Corp.	2.96
Express Scripts Holding Co.	2.82
Procter & Gamble Co.	2.68
Oracle Corp.	2.62

Portfolio holdings, statistics, and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are found on the page titled “Definitions and Disclosures.” All indices are unmanaged. It is not possible to invest directly in an index. All information, unless otherwise indicated, is as of 6/30/18.

HEARTLAND MID CAP VALUE FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

MANAGEMENT REPORT

New trade tariffs, higher interest rates, and budding inflation injected uncertainty into an economy that otherwise showed signs of continued strength. The lack of clarity led to mixed performance by the major indices with small-cap equities benefiting while many larger names lagged. The Heartland Mid Cap Value Fund Investor Class outperformed the Russell Mid Cap® Value Index for the year, returning 1.58% versus -0.16%.

An underweight to and stock selection in Real Estate was a key source of strength. Jones Lang LaSalle Incorporated (JLL), a top global real estate consultant and brokerage, was up after posting better-than-expected earnings and an improving balance sheet.

As earnings have strengthened and management streamlines the company’s cost structure, shares have taken off and valuations are approaching our estimates of fair value. In response, we’ve trimmed our exposure to mitigate risk, and will continue to monitor valuations and act accordingly.

The portfolio’s IT holdings were up on a relative and absolute basis and contained a solid contributor, Avnet, Inc. (AVT). Shares advanced as investors took note of improvements in day-to-day operations and management’s guidance toward meaningful multi-year earnings expansion.

This leading electronics distributor has accelerated cost cutting to offset the loss of three client contracts in 2017. We believe the contract terminations were isolated incidents and do not represent a trend. Additionally, Avnet has made significant strides through the divestiture of its weak-performing tech solutions business and has ample opportunity to continue to evolve to focus on more profitable client groups such as smaller semiconductor manufacturers. As the company attracts more early stage semiconductor designers, Avnet can enjoy long-lived relationships that mature into higher-margin projects.

Higher input costs and the threat of new tariffs sapped Industrials in the latter part of the period. The strategy’s holdings in the space fared better, and the group contained a top contributor. Textron Inc. (TXT), an industrial conglomerate with aerospace, defense, and finance operations, was up after announcing its backlog for business jet orders was continuing to grow.

The company’s private jet division is a high-margin line, and management has been investing heavily in a new aircraft line. The new offering could help further strengthen orders, and we believe the group could help drive profit levels into the low double digits. We also view Textron’s bid for a large military contract for one of its jets as having the potential to be transformative.

Stock selection in Materials was mixed, but we believe the sector continues to offer attractive opportunities. For example, Bemis Company, Inc. (BMS), the largest manufacturer of food packaging in North America, has multiple catalysts that could propel shares higher.

Bemis has revised its sales incentives with a focus on increasing sales to smaller industry players. The new structure could lead to an expansion of its regional customer base, which currently represents about 30% of sales.

We expect the company’s focus on improving results will lead to accelerating working capital velocity and boost profit margins materially.

Recent volatility has created opportunities for patient investors. New economic uncertainties have led to broad-based selling in many sectors, creating attractive valuations for individual companies.

The result of the activity is a portfolio that is less economically sensitive than in the recent past.

As always, each buy and sell decision is based on the underlying fundamentals of the company. We remain focused on balance sheet strength and on identifying catalysts that can result in a change in perception by investors. We believe this disciplined application of our process will be key to navigating the months ahead.

CFA® is a registered trademark owned by the CFA Institute.

HEARTLAND MID CAP VALUE FUND

(UNAUDITED)

FUND SUMMARY

Average Annual Total Returns	Inception	Since	Three	One	Year to
as of June 30, 2018	Date	Inception	Years	Year	Date*
Investor Class (HRMDX)	10/31/14	8.19%	9.61%	7.72%	1.58%
Institutional Class (HNMDX)	10/31/14	8.47	9.88	7.98	1.75
Russell Midcap® Value Index	–	8.00	8.80	7.60	-0.16

Index Source: FactSet Research Systems, Inc., and Russell®.

*Not Annualized.

In the prospectus dated 5/1/18, the Net Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the Investor and Institutional Class are 1.25% and 0.99%, respectively. The Advisor has contractually agreed to waive its management fees and/or reimburse expenses of the Fund to ensure that Net Annual Operating Expenses do not exceed 1.25% of the Fund’s average daily net assets for the Investor Class and 0.99% for the Institutional Class, through at least May 1, 2019, and subject thereafter to annual reapproval of the agreement by the Board of Directors. Without such waiver and/or reimbursements, the Gross Fund Operating Expenses would be 2.50% and 2.45% for the Investor and Institutional Class, respectively.

Past performance does not guarantee future results. Performance represents past performance; current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual’s return. To obtain performance through the most recent month end, call 800-432-7856, or visit www.heartlandadvisors.com.

HYPOTHETICAL GROWTH OF $10,000 SINCE INCEPTION – 10/31/14 – INVESTOR CLASS SHARES

SECTOR ALLOCATION

Sector and industry classifications as determined by Heartland Advisors may reference data from sources such as FactSet Research Systems, Inc. Sector weights are a percent of equity investments and subject to change.

WEIGHTED MEDIAN VALUATION ANALYSIS

Valuation Analysis and Index Source: FactSet Research Systems, Inc., and Russell®.

(1)	Weighted average

INVESTMENT GOAL

The Fund seeks long-term capital appreciation and modest current income.

INVESTMENT STRATEGY/DISTINGUISHING CHARACTERISTIC

The Fund invests in mid-size, dividend-paying companies with a market cap range defined by the Russell Midcap® Index. The Fund utilizes Heartland’s disciplined and time-tested 10 Principles of Value Investing™, designed to capture upside potential while minimizing downside risk.

INVESTMENT CONSIDERATIONS

The Fund invests in a smaller number of stocks (generally 30 to 60) than the average mutual fund. The performance of these holdings generally will increase the volatility of the Fund’s returns. The Fund also invests in mid-sized companies on a value basis. Mid-sized securities generally are more volatile and less liquid than those of larger companies. There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Directors may determine to liquidate the Fund. There is no assurance that dividend-paying stocks will mitigate volatility. Value investments are subject to the risk that their intrinsic value may not be recognized by the broad market.

PORTFOLIO HIGHLIGHTS & STATISTICS

Number of holdings (excludes cash equivalents)	46
Net assets	$7.8 mil.
NAV (Investor Class)	$12.18
NAV (Institutional Class)	$12.20
Median market cap	$9.0 bil.
Weighted average market cap	$13.6 bil.

TOP TEN HOLDINGS – % OF NET ASSETS (EXCLUDES CASH EQUIVALENTS)

FirstEnergy Corp.	4.88%
Exelon Corp.	4.84
National Oilwell Varco, Inc.	4.27
Equity Commonwealth	4.01
Popular, Inc.	3.78
Quest Diagnostics, Inc.	3.31
Avnet, Inc.	3.08
Express Scripts Holding Co.	3.05
TechnipFMC PLC	2.99
Flowserve Corp.	2.77

Portfolio holdings, statistics, and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are found on the page titled “Definitions and Disclosures.” All indices are unmanaged. It is not possible to invest directly in an index. All information, unless otherwise indicated, is as of 6/30/18.

HEARTLAND VALUE PLUS FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

MANAGEMENT REPORT

A fast start to the year gave way to a choppy grind higher as investors grappled with the impacts of new trade tariffs, a flattening yield curve, and the reemergence of inflation. A focus on the headlines led to swings in risk appetite as investors tried to anticipate whether the economy would continue to blossom or if it had already peaked. The Heartland Value Plus Fund Investor Class outperformed the Russell 2000® Value Index, returning 7.43% versus 5.44%.

Stock selection in Industrials was a key source of strength, and the group contained a top contributor.

Powell Industries, Inc. (POWL), a manufacturer of complex power management systems, continues to show promise as sentiment improves in many of its end markets.

Shares of the Houston-based company were up as it reported a surge in orders—in each of the last three quarters, orders booked have exceeded reported revenue, suggesting the company is on the cusp of future revenue growth.

Despite the improving outlook in Powell’s end markets, its shares remain undervalued in our view. At 1.2x tangible book value, shares are trading below its 20-year average of 1.7x.

The Fund’s Information Technology (IT) holdings were up double digits and materially outperformed the benchmark average. Knowles Corp. (KN) is an example of the type of compelling opportunity we hold in the space. The company is a leading maker of microphones and speakers for cell phones and other electronics as well as hearing aids. Earnings have recently come in higher than expected, and we view the recent solid quarter as a sign of positive things to come.

Knowles’ core business has begun to stabilize after a period of volume pressure. Sales are getting a boost because cell phone makers are using more speakers and microphones per phone, a trend we expect to continue.

Stock selection in Energy detracted, but the group included a top contributor, Newpark Resources Inc. (NR). The energy services company operates in two segments. Its Fluid Systems segment markets products that enhance drilling performance and provide environmental benefits, and its Mats and Integrated Systems division offers composite mats that provide a platform to work on during drilling and construction. The mats are a more durable alternative to commonly used wood panels.

Strength from the Mats segment points to inroads the company has made in broadening its client base beyond the Energy sector. The Fluids segment has been gaining market share and is now the second-largest player in the industry. We believe its unique products will help Newpark achieve top-line growth as oil continues to trade above $60.

An underweight to Utilities positively contributed on a relative basis. Over the past several years, investors have been bidding up the group as they sought to replace income lost to historically low yields on bonds. As multiples have expanded in the space, we have found more attractive opportunities elsewhere.

Concerns about rising inflation and geopolitical challenges has led some investors to question whether the bull market is nearing its end. While we don’t call market tops or bottoms, we believe the current dynamic requires a greater understanding of individual companies and how the headwinds of the day may impact their fortunes.

In our bottom-up process, we are focused on companies with low debt levels with shares trading at attractive valuations. We focus on strong individual business prospects and not just the price/earnings of a broad index. Our research on specific names has uncovered compelling opportunities we believe will benefit from rising raw material prices.

CFA® is a registered trademark owned by the CFA Institute.

HEARTLAND VALUE PLUS FUND

(UNAUDITED)

FUND SUMMARY

Average Annual Total Returns	Inception	Since	Twenty	Fifteen	Ten	Five	Three	One	Year to
as of June 30, 2018	Date	Inception	Years	Years	Years	Years	Years	Year	Date*
Investor Class (HRVIX)	10/26/93	10.38%	8.69%	10.02%	7.55%	7.98%	8.73%	20.96%	7.43%
Institutional Class (HNVIX)	5/1/08	10.49	8.83	10.20	7.82	8.21	8.93	10.49	7.52
Russell 2000® Value Index	–	10.25	8.67	9.93	9.88	11.18	11.22	13.10	5.44

Index Source: FactSet Research Systems, Inc., and Russell®.

*Not Annualized.

In the prospectus dated 5/1/18, the Gross Fund Operating Expenses for the Investor and Institutional Class are 1.19% and 0.97%, respectively. The Advisor has voluntarily agreed to waive fees and/or reimburse expenses with respect to the Institutional Class, to the extent necessary to maintain the Institutional Class’ Net Annual Operating Expenses at a ratio not to exceed 0.99% of average daily net assets. This voluntary waiver/reimbursement may be discontinued at any time. Without such waivers and/or reimbursements, total returns may have been lower.

Past performance does not guarantee future results. Performance for the Institutional Class prior to its initial offering is based on the performance of the Investor Class. Performance represents past performance; current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual’s return. To obtain performance through the most recent month end, call 800-432-7856, or visit www.heartlandadvisors.com.

HYPOTHETICAL GROWTH OF $10,000 SINCE INCEPTION – 10/26/93 – INVESTOR CLASS SHARES

SECTOR ALLOCATION

Sector and industry classifications as determined by Heartland Advisors may reference data from sources such as FactSet Research Systems, Inc. Sector weights are a percent of equity investments and subject to change.

WEIGHTED MEDIAN VALUATION ANALYSIS

Valuation Analysis and Index Source: FactSet Research Systems, Inc., and Russell®.

(1)	Weighted average

INVESTMENT GOAL

The Fund seeks long-term capital appreciation and modest current income.

INVESTMENT STRATEGY/DISTINGUISHING CHARACTERISTIC

The Fund seeks to capture the long-term capital appreciation of small-cap stocks, while potentially mitigating volatility by focusing on dividend-paying companies. The Fund utilizes Heartland’s disciplined and time-tested 10 Principles of Value Investing™, designed to capture upside potential while minimizing downside risk.

INVESTMENT CONSIDERATIONS

The Fund invests in small companies that are generally less liquid and more volatile than large companies. The Fund also invests in a smaller number of stocks (generally 40 to 70) than the average mutual fund. The performance of these holdings generally will increase the volatility of the Fund’s returns. Value investments are subject to the risk that their intrinsic value may not be recognized by the broad market.

PORTFOLIO HIGHLIGHTS & STATISTICS

Number of holdings (excludes cash equivalents)	45
Net assets	$418.9 mil.
NAV (Investor Class)	$35.73
NAV (Institutional Class)	$35.60
Median market cap	$1.8 bil.
Weighted average market cap	$2.6 bil.

TOP TEN HOLDINGS – % OF NET ASSETS (EXCLUDES CASH EQUIVALENTS)

Dril-Quip, Inc.	4.97%
Park Electrochemical Corp.	4.15
Lamar Advertising Co. (Class A)	3.83
Powell Industries, Inc.	3.49
American Vanguard Corp.	3.42
Methode Electronics, Inc.	3.13
Wolverine World Wide, Inc.	3.11
Schnitzer Steel Industries, Inc. (Class A)	3.02
Encore Wire Corp.	2.94
Newpark Resources, Inc.	2.74

Portfolio holdings, statistics, and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are found on the page titled “Definitions and Disclosures.” All indices are unmanaged. It is not possible to invest directly in an index. All information, unless otherwise indicated, is as of 6/30/18.

HEARTLAND VALUE FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

MANAGEMENT REPORT

Growth fever maintained its tight grip on investors’ imagination for much of the first half of the year, with large tech as the primary beneficiary. This short-sighted focus on Information Technology (IT) momentum created a very narrow market that was neither normal nor healthy.

It wasn’t until late spring that investors began to contemplate how a strong dollar, new trade tariffs, and higher interest rates may impact large growth darlings that are priced with little or no room for error. Even against this challenging backdrop, the Heartland Value Fund Investor Class posted a gain of 4.86% year-to-date, while the Russell 2000® Value Index returned 5.44%.

While the largest IT names grabbed the headlines, we found opportunities among smaller names. Fabrinet (FN), a contract manufacturer specializing in optical communications equipment, was up sharply on earnings strength. A jump in the creation of data centers, domestic telecom upgrades, and a surge in broadband demand in China all point to significant growth in the optical space. Additionally, the company has driven robust growth in its automobile and medical business lines.

Fabrinet serves many of the household names in tech and its stock sells at the lowly level of just 12x estimated 2018 earnings.

Net of $6 per share in cash, the business is priced at 10x estimated 2019 earnings, low in our view for a company that has more than doubled sales the last five years, to an estimated $1.35 billion.

The portfolio’s Financial holdings were up on an absolute basis and we continue to see compelling opportunities in select areas such as mortgage insurers. Longtime holding Radian Group Inc. (RDN) was down in response to price cuts from counterparts. The pricing pressure came on the heels of an announced deal between one of its competitors and Federal Home Loan Mortgage Corporation (FMCC) that would bypass mortgage insurers in a small portion of the market.

In both cases, we believe investors overreacted. The deal struck with FMCC is limited to a narrow group of borrowers dwarfed by the total mortgage insurance market. We also view the reduced pricing as a short-term setback for a business that is enjoying excellent fundamentals. First-time home ownership is on the rise, credit quality of the loans insured is strong, and gradually increasing rates usually results in less refinancing—and therefore homeowners are keeping mortgage insurance longer.

Trading at 7.3x estimated 2018 earnings and only 1.2x book value, the company, in our view, is a bargain in an industry vital to the domestic economy. A share buyback program and insider buying by management underscores our confidence in Radian.

Looking ahead, we see areas such as housing that continue to offer meaningful opportunities.

Household formations continue to climb spurring a boom in demand for housing—Millennials are finally buying. As shown, inventories are at all-time lows. We view this as an opportunity for well-managed builders such as Century Communities Inc. (CCS).

CCS is the 10th largest public builder and the fastest growing as of 2017. The company has 5-year compounding revenue growth of 71%, and its earnings before interest, taxes, depreciation, and amortization has grown at a 61% compounded annual rate over that time frame. Despite its dominant position among builders, the company is trading at just 7x projected 2019 earnings—a 20% discount to the peer average, and less than half the valuation for the S&P 500.

For Sale Inventory: 1988-2018

Existing and New Homes for Sale

Source: National Association of Realtors, U.S. Census Bureau, and Raymond James Research.

Data through May 2018.

Recession periods: July 1990 to March 1991, March 2001 to November 2001, and December 2007 to June 2009.

There has been enormous pressure on investors to throw in the towel on value stocks, and small companies in particular. This run for equities has been largely driven by a sliver of large tech names.

As momentum fades, we remain optimistic that a transition to a new era of Value leadership may be unfolding.

HEARTLAND VALUE FUND

(UNAUDITED)

FUND SUMMARY

Average Annual Total Returns	Inception	Since	Twenty-Five	Twenty	Fifteen	Ten	Five	Three	One	Year to
as of June 30, 2018	Date	Inception	Years	Years	Years	Years	Years	Years	Year	Date*
Investor Class (HRTVX)	12/28/84	11.82%	10.33%	8.47%	8.07%	6.21%	7.86%	6.03%	10.81%	4.86%
Institutional Class (HNTVX)	5/1/08	11.89	10.41	8.58	8.21	6.41	8.04	6.21	11.00	4.98
Russell 2000® Value Index	–	11.38	10.49	8.67	9.93	9.88	11.18	11.22	13.10	5.44

Index Source: FactSet Research Systems, Inc., and Russell®.

*Not Annualized.

In the prospectus dated 5/1/18, the Gross Fund Operating Expenses for the Investor and Institutional Class are 1.09% and 0.91%, respectively. The Advisor has voluntarily agreed to waive fees and/or reimburse expenses with respect to the Institutional Class, to the extent necessary to maintain the Institutional Class’ Net Annual Operating Expenses at a ratio not to exceed 0.99% of average daily net assets. This voluntary waiver/reimbursement may be discontinued at any time. Without such waivers total returns may have been lower.

Past performance does not guarantee future results. Performance for the Institutional Class prior to its initial offering is based on the performance of the Investor Class. Performance represents past performance; current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual’s return. To obtain performance through the most recent month end, call 800-432-7856, or visit www.heartlandadvisors.com.

HYPOTHETICAL GROWTH OF $10,000 SINCE INCEPTION – 12/28/84 – INVESTOR CLASS SHARES

SECTOR ALLOCATION

Sector and industry classifications as determined by Heartland Advisors may reference data from sources such as FactSet Research Systems, Inc. Sector weights are a percent of equity investments and subject to change.

WEIGHTED MEDIAN VALUATION ANALYSIS

Valuation Analysis and Index Source: FactSet Research Systems, Inc., and Russell®.

(1)	Weighted average

INVESTMENT GOAL

The Fund seeks long-term capital appreciation through investing in small companies.

INVESTMENT STRATEGY/DISTINGUISHING CHARACTERISTIC

The Fund seeks to capture long-term capital appreciation by investing in micro- and small-cap companies. The micro- and small-cap segment of the stock market is robust with thousands of publicly traded issues, many of which lack traditional Wall Street research coverage. Thus, we believe this market is often inefficient, mispricing businesses and offering opportunities for fundamental research-minded investors such as Heartland. The Fund utilizes Heartland’s disciplined and time-tested 10 Principles of Value Investing™, designed to capture upside potential while minimizing downside risk.

INVESTMENT CONSIDERATIONS

The Fund invests primarily in small companies selected on a value basis. Such securities generally are more volatile and less liquid than those of larger companies. Value investments are subject to the risk that their intrinsic value may not be recognized by the broad market.

PORTFOLIO HIGHLIGHTS & STATISTICS

Number of holdings (excludes cash equivalents)	102
Net assets	$796.1 mil.
NAV (Investor Class)	$43.18
NAV (Institutional Class)	$44.07
Median market cap	$560 mil.
Weighted average market cap	$1.7 bil.

TOP TEN HOLDINGS – % OF NET ASSETS (EXCLUDES CASH EQUIVALENTS)

Barrett Business Services, Inc.	3.02%
Kennedy-Wilson Holdings, Inc.	2.92
AES Corp.	2.36
MGIC Investment Corp.	2.15
CareTrust REIT, Inc.	2.10
Centerra Gold, Inc.	2.09
Vistra Energy Corp.	2.08
TriState Capital Holdings, Inc.	1.97
IAMGOLD Corp.	1.83
United Bankshares, Inc.	1.83

Portfolio holdings, statistics, and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are found on the page titled “Definitions and Disclosures.” All indices are unmanaged. It is not possible to invest directly in an index. All information, unless otherwise indicated, is as of 6/30/18.

HEARTLAND INTERNATIONAL VALUE FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

MANAGEMENT REPORT

International equities were weaker during the first half of the year in response to challenges old and new. Unresolved differences between the United Kingdom and the European Union continued to weigh on prospects for the British economy. More broadly, escalated trade tensions took a toll on markets globally. A stronger U.S. dollar also put pressure on Emerging Markets.

The Heartland International Value Fund Investor class was down during the period and lagged its benchmark, the Russell Global® ex-U.S. Small Cap Value Index, returning -9.94% versus -3.78%.

Stock selection in Information Technology was a key contributor to absolute and relative performance. Laird PLC (LRD LN), a United Kingdom-based technology company whose products are used in multiple industries including automotive, health care, and telecommunications was up nearly 50% during the period after a private equity firm announced it was acquiring the company. We took a stake in the company in late 2016 and had been closely following the new management’s progress in restructuring and fortifying the balance sheet.

Laird had recently reported strong earnings and revenue growth. The company’s attractive valuation and effective management caught the eyes of investors and the announced bid represented a 73% premium over the previous close. The offer represented a premium over our estimates of intrinsic value and we sold the Fund’s position.

The Fund’s Consumer Discretionary names were off, but the group contained a solid contributor. DO & CO AG (DOC AV), a catering and food services company, was up as management continues to win new contracts and execute on plans for expansion. The business operates a premium catering service for overseas airlines, as well as company-owned restaurants and a foodservice unit for international sporting events such as Formula One racing.

Management has expanded the company’s global footprint and leveraged existing infrastructure to boost sales while preserving DO & CO’s industry-leading margins. The company recently won business from Qatar Airways and has a pipeline of four other major contracts out for bid. Shares currently trade at 7.1x estimated 2019 enterprise value/earnings before taxes, interest, depreciation, and amortization, well below the peer average of 11.5x.

Some of the Fund’s gold mining stocks began to show improvement after a weak start. The reversal of fortunes occurred despite the price of gold softening in recent weeks. Shares of Canada-based Yamana Gold, Inc. (YRI CN) showed signs of life in late spring after the company confirmed that it was bringing a new mine on line. Efforts to get the mine up and running had been going on for months and the project came in on time and within budget. The site has several high-grade veins of silver and gold.

CFA® is a registered trademark owned by the CFA Institute.

HEARTLAND INTERNATIONAL VALUE FUND

(UNAUDITED)

FUND SUMMARY

Average Annual Total Returns	Inception	Since	Five	Three	One	Year to
as of June 30, 2018	Date	Inception	Years	Years	Year	Date*
Investor Class (HINVX)	10/1/10	1.97%	2.21%	-0.38%	-3.87%	-9.94%
Institutional Class (HNNVX)	5/1/17	2.02	2.29	-0.24	-3.57	-9.77
Russell Global® ex-U.S. Small Cap Index	–	6.31	8.03	7.15	9.17	-3.78

Index Source: FactSet Research Systems, Inc., and Russell®.

*Not Annualized.

In the prospectus dated 5/1/18, the Net Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the Investor and Institutional Class are 1.25% and 0.99%, respectively. The Advisor has contractually agreed to waive its management fees and/or reimburse expenses of the Fund to ensure that Net Annual Operating Expenses do not exceed 1.25% of the Fund’s average daily net assets for the Investor Class and 0.99% for the Institutional Class, through at least May 1, 2019, and subject thereafter to annual reapproval of the agreement by the Board of Directors. Without such waiver and/or reimbursements, the Gross Fund Operating Expenses would be 1.84% and 1.45% for the Investor and Institutional Class, respectively.

Past performance does not guarantee future results. Performance represents past performance; current returns may be lower or higher. Performance for Institutional Class shares prior to their initial offering is based on the performance of Investor Class shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 90 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual’s return. Performance data quoted for periods prior to 10/1/13 for the International Value Fund is that of the Predecessor Fund. To obtain performance through the most recent month end, call 800-432-7856, or visit www.heartlandadvisors.com.

HYPOTHETICAL GROWTH OF $10,000 SINCE INCEPTION – 10/1/10 – INVESTOR CLASS SHARES

SECTOR ALLOCATION

Sector and industry classifications as determined by Heartland Advisors may reference data from sources such as FactSet Research Systems, Inc. Sector weights are a percent of equity investments and subject to change.

WEIGHTED MEDIAN VALUATION ANALYSIS

Valuation Analysis and Index Source: FactSet Research Systems, Inc., and Russell®.

(1)	Weighted average

INVESTMENT GOAL

The Fund seeks long-term capital appreciation with modest current income.

INVESTMENT STRATEGY/DISTINGUISHING CHARACTERISTIC

The Fund seeks long-term capital appreciation by investing in small- and mid-cap international companies, with an emphasis on dividends. The Fund utilizes Heartland’s disciplined and time-tested 10 Principles of Value Investing™, designed to capture upside potential while minimizing downside risk.

INVESTMENT CONSIDERATIONS

The Fund invests primarily in small foreign companies selected on a value basis. Such securities generally are more volatile and less liquid than those of larger companies. Foreign securities have additional risk, including but not limited to, exchange rate changes, political and economic upheaval, and relatively low market liquidity. These risks are magnified in emerging markets. Value investments are subject to the risk that their intrinsic values may not be recognized by the broad market.

PORTFOLIO HIGHLIGHTS & STATISTICS

Number of holdings (excludes cash equivalents)	53
Net assets	$25.5 mil.
NAV (Investor Class)	$9.69
NAV (Institutional Class)	$9.70
Median market cap	$821 mil.
Weighted average market cap	$1.5 bil.

TOP TEN HOLDINGS – % OF NET ASSETS (EXCLUDES CASH EQUIVALENTS)

Incitec Pivot, Ltd.	3.26%
Do & Co AG	3.13
Chicony Electronics Co., Ltd.	3.09
Nongshim Co., Ltd.	3.09
Vossloh AG	3.05
Keck Seng Investments, Ltd.	3.01
Wacom Co., Ltd.	3.00
Krka dd Novo mesto	2.91
Total Energy Services, Inc.	2.77
Devro PLC	2.72

Portfolio holdings, statistics, and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are found on the page titled “Definitions and Disclosures.” All indices are unmanaged. It is not possible to invest directly in an index. All information, unless otherwise indicated, is as of 6/30/18.

THE HEARTLAND FAMILY OF EQUITY FUNDS

ADDITIONAL FUND CHARACTERISTICS (UNAUDITED)

SECTOR ALLOCATION – % OF TOTAL INVESTMENTS

The following table summarizes the sector classifications of each of the Heartland Funds as of June 30, 2018. These sectors represent groupings of industry classifications.

	SELECT	MID CAP	VALUE	VALUE	INTERNATIONAL
	VALUE FUND	VALUE FUND	PLUS FUND	FUND	VALUE FUND
Consumer Discretionary	6.7%	10.6%	7.3%	12.0%	11.8%
Consumer Staples	6.4	3.1	0.0	2.8	12.4
Energy	14.3	11.0	11.0	4.5	9.4
Financials	20.0	16.2	19.8	20.1	5.0
Health Care	15.6	11.1	5.4	6.4	8.8
Industrials	8.7	13.9	21.9	16.2	21.2
Information Technology	9.3	6.6	13.8	10.6	7.3
Materials	4.9	6.6	11.3	7.7	9.2
Real Estate	4.6	6.9	5.9	7.2	7.1
Utilities	9.2	9.6	3.6	5.6	1.8
Short-Term Investments	0.3	4.4	0.0	6.9	6.0
Total	100.0%	100.0%	100.0%	100.0%	100.0%

Portfolio holdings, statistics, and manager views are subject to change without notice and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations.

FINANCIAL STATEMENTS

SELECT VALUE FUND – SCHEDULE OF INVESTMENTS

June 30, 2018 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (97.6%)
Auto Components (0.9%)
BorgWarner, Inc.	45,000	$1,942,200

Banks (9.1%)
BB&T Corp.	90,000	4,539,600
PNC Financial Services Group, Inc.	32,000	4,323,200
Wells Fargo & Co.	160,000	8,870,400
Zions Bancorporation	40,000	2,107,600
		19,840,800

Capital Markets (2.9%)
Bank of New York Mellon Corp.	60,000	3,235,800
Franklin Resources, Inc.	100,000	3,205,000
		6,440,800

Chemicals (2.2%)
American Vanguard Corp.	100,000	2,295,000
Nutrien, Ltd.	48,000	2,610,240
		4,905,240

Communications Equipment (2.9%)
ADTRAN, Inc.	80,000	1,188,000
Cisco Systems, Inc.	120,000	5,163,600
		6,351,600

Consumer Finance (1.6%)
American Express Co.	35,000	3,430,000

Diversified Financial Services (4.7%)
Berkshire Hathaway, Inc. (Class B)(a)	55,000	10,265,750

Electric Utilities (9.0%)
Entergy Corp.	80,000	6,463,200
Exelon Corp.	200,000	8,520,000
FirstEnergy Corp.	130,000	4,668,300
		19,651,500

Electronic Equipment, Instruments & Components (1.5%)
Avnet, Inc.	75,000	3,216,750

Energy Equipment & Services (7.6%)
Newpark Resources, Inc.(a)	325,000	3,526,250
Patterson UTI Energy, Inc.	170,000	3,060,000
Schlumberger, Ltd.	150,000	10,054,500
		16,640,750

Equity Real Estate Investment Trusts (REITs) (4.5%)
American Homes 4 Rent (Class A)	220,000	4,879,600
Equity Commonwealth(a)	160,000	5,040,000
		9,919,600

Food & Staples Retailing (2.5%)
Wal-Mart Stores, Inc.	63,000	5,395,950

Food Products (1.1%)
Bunge, Ltd.	35,000	2,439,850

Health Care Equipment & Supplies (2.2%)
Abbott Laboratories	45,000	2,744,550
DENTSPLY SIRONA, Inc.	50,000	2,188,500
		4,933,050

Health Care Providers & Services (8.3%)
Cross Country Healthcare, Inc.(a)	180,000	2,025,000
CVS Health Corp.	85,000	5,469,750
Express Scripts Holding Co.(a)	80,000	6,176,800
Quest Diagnostics, Inc.	40,000	4,397,600
		18,069,150

Hotels Restaurants & Leisure (1.0%)
Spirit Airlines, Inc.(a)	60,000	2,181,000

Household Products (2.7%)
Procter & Gamble Co.	75,000	5,854,500

Insurance (1.3%)
Fairfax Financial Holdings, Ltd. (CAD)(b)	5,000	2,801,734

Machinery (3.3%)
Flowserve Corp.	120,000	4,848,000
Gorman-Rupp Co.	70,000	2,450,000
		7,298,000

Marine (2.3%)
Kirby Corp.(a)	60,000	5,016,000

Media (1.5%)
Gannett Co., Inc.	300,000	3,210,000

Metals & Mining (2.6%)
Major Drilling Group International, Inc. (CAD)(a)(b)	650,000	3,431,332
Schnitzer Steel Industries, Inc. (Class A)	65,000	2,190,500
		5,621,832

Oil, Gas & Consumable Fuels (6.4%)
Exxon Mobil Corp.	100,000	8,273,000
Suncor Energy, Inc.	140,000	5,695,200
		13,968,200

Pharmaceuticals (4.7%)
Pfizer, Inc.	190,000	6,893,200
Sanofi (ADR)	85,000	3,400,850
		10,294,050

Road & Rail (1.5%)
AMERCO	9,500	3,383,425

Software (4.7%)
CA, Inc.	130,000	4,634,500
Oracle Corp.	130,000	5,727,800
		10,362,300

Specialty Retail (3.2%)
Advance Auto Parts, Inc.	20,000	2,714,000
Williams-Sonoma, Inc.	70,000	4,296,600
		7,010,600

Trading Companies & Distributors (1.4%)
WESCO International, Inc.(a)	52,000	2,969,200

TOTAL COMMON STOCKS
(Cost $177,224,369)		$213,413,831

	INTEREST	PAR
	RATE	AMOUNT	VALUE
SHORT-TERM INVESTMENTS (0.3%)
Time Deposits (0.3%)
CitiBank (New York)(c)	1.27%	$686,235	$686,235

TOTAL SHORT-TERM INVESTMENTS
(Cost $686,235)			$686,235

TOTAL INVESTMENTS - (97.9%)
(Cost $177,910,604)			$214,100,066
OTHER ASSETS AND LIABILITIES, NET - (2.1%)			4,520,920
TOTAL NET ASSETS - (100.0%)			$218,620,986

The accompanying Notes to Financial Statements are an integral part of these Statements.

MID CAP VALUE FUND – SCHEDULE OF INVESTMENTS

June 30, 2018 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (96.5%)
Aerospace & Defense (2.3%)
Arconic, Inc.	2,326	$39,565
Textron, Inc.	2,093	137,950
		177,515

Automobiles (1.0%)
Harley-Davidson, Inc.	1,826	76,838

Banks (5.2%)
Popular, Inc.	6,527	295,085
SunTrust Banks, Inc.	1,734	114,479
		409,564

Capital Markets (2.6%)
Franklin Resources, Inc.	6,284	201,402

Commercial Services & Supplies (2.0%)
Stericycle, Inc.(a)	2,396	156,435

Consumer Finance (1.9%)
Discover Financial Services	2,099	147,791

Containers & Packaging (3.8%)
Bemis Co., Inc.	3,940	166,307
International Paper Co.	2,574	134,054
		300,361

Electric Utilities (9.7%)
Exelon Corp.	8,861	377,479
FirstEnergy Corp.	10,607	380,897
		758,376

Electronic Equipment, Instruments & Components (3.1%)
Avnet, Inc.	5,598	240,098

Energy Equipment & Services (9.2%)
National Oilwell Varco, Inc.	7,677	333,182
Patterson-UTI Energy, Inc.	8,570	154,260
TechnipFMC PLC	7,363	233,701
		721,143

Equity Real Estate Investment Trusts (REITs) (5.1%)
Equity Commonwealth(a)	9,936	312,984
Ryman Hospitality Properties, Inc.	1,016	84,480
		397,464

Food Products (3.2%)
Bunge, Ltd.	1,141	79,539
Dean Foods Co.	15,882	166,920
		246,459

Health Care Providers & Services (9.1%)
AmerisourceBergen Corp.	1,748	149,052
Encompass Health Corp	917	62,099
Express Scripts Holding Co.(a)	3,079	237,730
Quest Diagnostics, Inc.	2,351	258,469
		707,350

Hotels Restaurants & Leisure (1.0%)
Spirit Airlines, Inc.(a)	2,085	75,790

Household Durables (1.4%)
Garmin, Ltd.	1,824	111,264

Industrial Conglomerates (1.3%)
Carlisle Cos., Inc.	913	98,887

Insurance (6.6%)
CNA Financial Corp.	4,437	202,682
Hartford Financial Services Group, Inc.	3,066	156,765
Reinsurance Group of America, Inc.	1,178	157,239
		516,686

Internet & Direct Marketing Retail (1.2%)
Qurate Retail, Inc.(a)	4,534	96,211

IT Services (1.5%)
Western Union Co.	5,790	117,711

Leisure Products (2.2%)
Brunswick Corp.	2,712	174,870

Machinery (5.0%)
Flowserve Corp.	5,345	215,938
PACCAR, Inc.	2,868	177,701
		393,639

Media (2.7%)
Omnicom Group, Inc.	2,783	212,259

Metals & Mining (2.8%)
Cleveland-Cliffs, Inc.(a)	11,891	100,241
Reliance Steel & Aluminum Co.	1,346	117,829
		218,070

Oil, Gas & Consumable Fuels (1.9%)
Cabot Oil & Gas Corp.	6,155	146,489

Pharmaceuticals (2.1%)
Perrigo Co. PLC	2,304	167,985

Professional Services (1.2%)
Dun & Bradstreet Corp.	744	91,252

Real Estate Management & Development (1.9%)
Jones Lang LaSalle, Inc.	883	146,569

Road & Rail (1.1%)
AMERCO	244	86,901

Software (2.1%)
CA, Inc.	4,537	161,744

Specialty Retail (1.1%)
American Eagle Outfitters, Inc.	3,595	83,584

Trading Companies & Distributors (1.2%)
MSC Industrial Direct Co., Inc. (Class A)	1,063	90,196

TOTAL COMMON STOCKS
(Cost $6,892,924)		$7,530,903

	INTEREST	PAR
	RATE	AMOUNT	VALUE
SHORT-TERM INVESTMENTS (4.4%)
Time Deposits (4.4%)
JPMorgan Chase (NewYork)(c)	1.27%	$342,196	$342,196

TOTAL SHORT-TERM INVESTMENTS
(Cost $342,196)			$342,196

TOTAL INVESTMENTS - (100.9%)
(Cost $7,235,120)			$7,873,099
OTHER ASSETS AND LIABILITIES, NET - (-0.9%)			(67,426)
TOTAL NET ASSETS - (100.0%)			$7,805,673

The accompanying Notes to Financial Statements are an integral part of these Statements.

VALUE PLUS FUND – SCHEDULE OF INVESTMENTS

June 30, 2018 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (99.4%)
Aerospace & Defense (1.8%)
Kratos Defense & Security Solutions, Inc.(a)	650,000	$7,481,500

Banks (16.0%)
Associated Banc-Corp.	300,000	8,190,000
Boston Private Financial Holdings, Inc.	325,000	5,167,500
Cadence BanCorp	275,000	7,939,250
CenterState Banks, Inc.	250,000	7,455,000
Hancock Whitney Corp	175,000	8,163,750
Old National Bancorp	300,000	5,580,000
Umpqua Holdings Corp.	375,000	8,471,250
United Bankshares, Inc.	225,000	8,190,000
Zions Bancorporation	150,000	7,903,500
		67,060,250

Chemicals (5.7%)
American Vanguard Corp.	625,000	14,343,750
Sensient Technologies Corp.	135,000	9,659,250
		24,003,000

Commercial Services & Supplies (2.1%)
Brady Corp. (Class A)	225,000	8,673,750

Containers & Packaging (2.5%)
Greif, Inc. (Class A)	200,000	10,578,000

Electric Utilities (2.4%)
Portland General Electric Co.	235,000	10,048,600

Electrical Equipment (6.4%)
Encore Wire Corp.	260,000	12,337,000
Powell Industries, Inc.	420,000	14,628,600
		26,965,600

Electronic Equipment, Instruments & Components (11.5%)
Benchmark Electronics, Inc.	300,000	8,745,000
Knowles Corp.(a)	575,000	8,797,500
Methode Electronics, Inc.	325,000	13,097,500
Park Electrochemical Corp.	750,000	17,392,500
		48,032,500

Energy Equipment & Services (8.5%)
CARBO Ceramics, Inc.(a)	350,000	3,209,500
Dril-Quip, Inc.(a)	405,000	20,817,000
Newpark Resources, Inc.(a)	1,060,000	11,501,000
		35,527,500

Equity Real Estate Investment Trusts (REITs) (5.8%)
Lamar Advertising Co. (Class A)	235,000	16,052,850
Ryman Hospitality Properties, Inc.	100,000	8,315,000
		24,367,850

Health Care Equipment & Supplies (1.7%)
AngioDynamics, Inc.(a)	325,000	7,228,000

Health Care Providers & Services (1.4%)
Cross Country Healthcare, Inc.(a)	535,000	6,018,750

Hotels, Restaurants & Leisure (1.0%)
Cheesecake Factory, Inc.	75,000	4,129,500

Insurance (3.6%)
Horace Mann Educators Corp.	150,000	6,690,000
Navigators Group, Inc.	150,000	8,550,000
		15,240,000

Leisure Products (3.2%)
Acushnet Holdings Corp.	275,000	6,726,500
Callaway Golf Co.	350,000	6,639,500
		13,366,000

Life Sciences Tools & Services (2.2%)
Cambrex Corp.(a)	175,000	9,152,500

Machinery (7.5%)
Astec Industries, Inc.	150,000	8,970,000
DMC Global, Inc.	100,000	4,490,000
Harsco Corp.(a)	485,000	10,718,500
TriMas Corp.(a)	250,000	7,350,000
		31,528,500

Metals & Mining (3.0%)
Schnitzer Steel Industries, Inc. (Class A)	375,000	12,637,500

Multi-Utilities (1.2%)
MDU Resources Group, Inc.	175,000	5,019,000

Oil, Gas & Consumable Fuels (2.4%)
Cabot Oil & Gas Corp.	425,000	10,115,000

Professional Services (1.5%)
TrueBlue, Inc.(a)	225,000	6,063,750

Semiconductors & Semiconductor Equipment (2.3%)
Semtech Corp.(a)	200,000	9,410,000

Textiles, Apparel & Luxury Goods (3.1%)
Wolverine World Wide, Inc.	375,000	13,038,750

Trading Companies & Distributors (2.6%)
NOW, Inc.(a)	800,000	10,664,000

TOTAL COMMON STOCKS
(Cost $340,916,549)		$416,349,800

	INTEREST	PAR
	RATE	AMOUNT	VALUE
SHORT-TERM INVESTMENTS (0.0%)(d)
Time Deposits (0.0%)(d)
CitiBank (New York)(c)	1.27%	$28,415	$28,415

TOTAL SHORT-TERM INVESTMENTS
(Cost $28,415)			$28,415

TOTAL INVESTMENTS - (99.4%)
(Cost $340,944,964)			$416,378,215
OTHER ASSETS AND LIABILITIES, NET - (0.6%)			2,567,901
TOTAL NET ASSETS - (100.0%)			$418,946,116

The accompanying Notes to Financial Statements are an integral part of these Statements.

VALUE FUND – SCHEDULE OF INVESTMENTS

June 30, 2018 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (92.4%)
Aerospace & Defense (2.3%)
CPI Aerostructures, Inc.(a)	440,000	$4,620,000
Maxar Technologies, Ltd. (CAD)(b)	150,000	7,578,000
Triumph Group, Inc.	300,000	5,880,000
		18,078,000

Air Freight & Logistics (0.7%)
Atlas Air Worldwide Holdings, Inc.(a)(e)	75,000	5,377,500

Auto Components (2.4%)
Linamar Corp. (CAD)(b)	150,000	6,596,052
Motorcar Parts of America, Inc.(a)	275,000	5,145,250
Stoneridge, Inc.(a)	200,000	7,028,000
		18,769,302

Banks (13.9%)
Bancorp, Inc.(a)	1,000,000	10,460,000
Capital City Bank Group, Inc.	500,000	11,815,000
Century Bancorp, Inc. (Class A)	70,000	5,348,000
First Internet Bancorp	407,787	13,905,537
Heritage Financial Corp.	400,000	13,940,000
PacWest Bancorp	225,000	11,119,500
TriCo Bancshares	377,320	14,130,634
TriState Capital Holdings, Inc.(a)	600,000	15,660,000
United Bankshares, Inc.	400,000	14,560,000
		110,938,671

Biotechnology (1.3%)
Acer Therapeutics, Inc.(a)	154,000	3,326,400
Albireo Pharma, Inc.(a)	125,000	4,437,500
Biofrontera AG (ADR)(a)	100,000	1,215,000
ImmuCell Corp.(a)	199,600	1,361,272
		10,340,172

Capital Markets (0.9%)
Safeguard Scientifics, Inc.(a)	300,000	3,840,000
Waddell & Reed Financial, Inc. (Class A)	200,000	3,594,000
		7,434,000

Commercial Services & Supplies (1.2%)
Ceco Environmental Corp.	302,450	1,857,043
Hudson Technologies, Inc.(a)	1,500,000	3,015,000
Perma-Fix Environmental Services(a)(f)(g)	1,000,000	4,500,000
		9,372,043

Communications Equipment (3.0%)
Acacia Research Corp.(a)(f)	2,807,885	11,652,723
Digi International, Inc.(a)	100,000	1,320,000
Mitel Networks Corp.(a)	1,000,000	10,970,000
		23,942,723

Construction & Engineering (2.1%)
Argan, Inc.	200,000	8,190,000
Northwest Pipe Co.(a)	420,000	8,135,400
		16,325,400

Diversified Consumer Services (0.5%)
Lincoln Educational Services Corp.(a)(f)(g)	2,470,000	4,297,800

Electric Utilities (0.9%)
InfraREIT, Inc.	200,000	4,434,000
Spark Energy, Inc. (Class A)	303,022	2,954,464
		7,388,464

Electrical Equipment (1.5%)
Hydrogenics Corp.(a)(f)	945,000	7,087,500
Pioneer Power Solutions, Inc.(a)(g)	350,500	1,787,550
Powell Industries, Inc.	91,825	3,198,265
		12,073,315

Electronic Equipment, Instruments & Components (2.6%)
CUI Global, Inc.(a)(f)	2,000,000	5,940,000
Fabrinet(a)	250,000	9,222,500
IntriCon Corp.(a)	100,000	4,030,000
SuperCom, Ltd.(a)(f)	800,000	1,872,000
		21,064,500

Energy Equipment & Services (1.9%)
Aspen Aerogels, Inc.(a)	750,000	3,675,000
Propetro Holding Corp.(a)	400,000	6,272,000
US Silica Holdings, Inc.	200,000	5,138,000
		15,085,000

Equity Real Estate Investment Trusts (REITs) (4.3%)
American Homes 4 Rent (Class A)	285,000	6,321,300
CareTrust REIT, Inc.	1,000,000	16,690,000
Jernigan Capital, Inc.	400,000	7,624,000
Urstadt Biddle Properties, Inc. (Class A)	150,000	3,394,500
		34,029,800

Food Products (2.4%)
Hanover Foods Corp. (Class A)(a)(g)(h)	49,250	4,289,675
Landec Corp.(a)	750,000	11,175,000
SunOpta, Inc.(a)	400,000	3,360,000
		18,824,675

Health Care Equipment & Supplies (2.0%)
Accuray, Inc.(a)	3,000,000	12,300,000
Trinity Biotech PLC (ADR)(a)	800,000	4,000,000
		16,300,000

Health Care Providers & Services (0.6%)
Digirad Corp.	970,605	1,504,438
Ensign Group, Inc.	100,000	3,582,000
		5,086,438

Hotels, Restaurants & Leisure (0.5%)
Fiesta Restaurant Group, Inc.(a)(e)	125,000	3,587,500

Household Durables (3.1%)
Century Communities, Inc.(a)	300,000	9,465,000
LGI Homes, Inc.(a)	100,000	5,773,000
MDC Holdings, Inc.	300,000	9,231,000
		24,469,000

Household Products (0.4%)
Oil-Dri Corp. of America	75,000	3,160,500

Independent Power and Renewable Electricity Producers (4.4%)
AES Corp. 1,400,000		18,774,000
Vistra Energy Corp.(a)	700,000	16,562,000
		35,336,000

Insurance (1.2%)
Federated National Holding Co.	400,000	9,228,000

Internet Software & Services (0.5%)
Marchex, Inc. (Class B)	750,000	2,295,000
TechTarget, Inc.(a)	50,000	1,420,000
		3,715,000

IT Services (2.1%)
EVERTEC, Inc.	600,000	13,110,000
StarTek, Inc.(a)	569,564	3,582,557
		16,692,557

Life Sciences Tools & Services (0.9%)
Harvard Bioscience, Inc.(a)	1,394,428	7,460,190

Machinery (2.6%)
Energy Recovery, Inc.(a)	988,094	7,983,800
H2O Innovation, Inc. (CAD)(a)(b)(g)	1,000,000	988,856
REV Group, Inc.	250,000	4,252,500
Spartan Motors, Inc.	500,000	7,550,000
		20,775,156

Media (2.8%)
AH Belo Corp. (Class A)	500,000	2,350,000
AMC Entertainment Holdings, Inc. (Class A)	500,000	7,950,000
AMC Networks, Inc. (Class A)(a)	100,000	6,220,000
Gannett Co., Inc.	520,000	5,564,000
		22,084,000

The accompanying Notes to Financial Statements are an integral part of these Statements.

VALUE FUND – SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2018 (Unaudited)

	SHARES	VALUE
Metals & Mining (6.9%)
Centerra Gold, Inc. (CAD)(a)(b)	3,000,000	$16,681,246
IAMGOLD Corp. (CAD)(a)(b)	2,500,000	14,566,615
OceanaGold Corp. (CAD)(b)	500,000	1,388,202
Pretium Resources, Inc.(a)	1,600,000	11,744,000
Teranga Gold Corp. (CAD)(a)(b)	3,000,000	10,702,468
		55,082,531

Oil, Gas & Consumable Fuels (2.5%)
Abraxas Petroleum Corp.(a)	2,000,000	5,780,000
SRC Energy, Inc.(a)	1,300,000	14,326,000
		20,106,000

Paper & Forest Products (0.8%)
Western Forest Products, Inc. (CAD)(b)	3,000,000	6,115,696

Pharmaceuticals (1.4%)
Juniper Pharmaceuticals, Inc.(a)	125,000	1,087,500
Lannett Company, Inc.(a)	750,000	10,200,000
		11,287,500

Professional Services (4.0%)
Barrett Business Services, Inc.	250,000	24,142,500
Hudson Global, Inc.(a)(f)(g)	3,150,000	5,103,000
RCM Technologies, Inc.	600,000	2,964,000
		32,209,500

Real Estate Management & Development (2.9%)
Kennedy-Wilson Holdings, Inc.	1,100,000	23,265,000

Road & Rail (0.5%)
Marten Transport, Ltd.	166,666	3,908,318

Semiconductors & Semiconductor Equipment (1.0%)
CyberOptics Corp.(a)	200,000	3,480,000
Pixelworks, Inc.(a)	1,250,000	4,512,500
		7,992,500

Software (1.3%)
TiVo Corp.	750,000	10,087,500

Specialty Retail (2.8%)
Dick’s Sporting Goods, Inc.	200,000	7,050,000
GameStop Corp. (Class A)	200,000	2,914,000
Genesco, Inc.(a)	125,000	4,962,500
Indigo Books & Music, Inc. (CAD)(a)(b)	400,000	5,172,479
Pets at Home Group PLC (GBP)(b)	1,143,136	1,953,709
		22,052,688

Thrifts & Mortgage Finance (3.9%)
MGIC Investment Corp.(a)	1,600,000	17,152,000
Radian Group, Inc.	850,000	13,787,000
		30,939,000

Trading Companies & Distributors (1.2%)
Transcat, Inc.(a)(f)	525,000	9,922,500

Water Utilities (0.2%)
AquaVenture Holdings, Ltd.(a)	79,150	1,233,157

TOTAL COMMON STOCKS
(Cost $594,864,022)		$735,437,596

	INTEREST	PAR
	RATE	AMOUNT	VALUE
SHORT-TERM INVESTMENTS 6.9%
Time Deposits (3.8%)
CitiBank (New York)(c)	1.27%	$30,687,145	$30,687,145

Treasury Bill (3.1%)
United States Treasury Bill(h)(i) 2.21%, 6/20/2019		25,000,000	24,448,437

TOTAL SHORT-TERM INVESTMENTS
(Cost $55,135,249)			$55,135,582

TOTAL INVESTMENTS - (99.3%)
(Cost $649,999,271)			$790,573,178
OTHER ASSETS AND LIABILITIES, NET - (0.7%)(j)			5,512,674
TOTAL NET ASSETS - (100.0%)			$796,085,852

The accompanying Notes to Financial Statements are an integral part of these Statements.

INTERNATIONAL VALUE FUND – SCHEDULE OF INVESTMENTS

June 30, 2018 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (91.3%)
Australia (3.3%)
Incitec Pivot, Ltd. (AUD)(b)(h)	310,000	$831,727

Austria (5.2%)
Do & Co AG (EUR)(b)(h)	13,500	799,240
Semperit Holding AG (EUR)(a)(b)	28,000	519,905
		1,319,145

Brazil (3.1%)
Cia De Saneamento Do Parana (BRL)(b)	16,000	198,073
Yamana Gold, Inc. (CAD)(b)	200,000	582,664
		780,737

Canada (9.3%)
Bonterra Energy Corp (CAD)(b)	18,000	233,857
Cardinal Energy, Ltd. (CAD)(b)	160,000	673,031
Pine Cliff Energy, Ltd. (CAD)(a)(b)	300,000	81,010
Total Energy Services, Inc. (CAD)(b)	80,000	707,108
Whitecap Resources, Inc. (CAD)(b)	100,000	677,747
		2,372,753

Chile (0.5%)
Mandalay Resources Corp. (CAD)(a)(b)	862,500	127,933

China (3.4%)
Clear Media, Ltd. (HKD)(b)(g)	550,000	408,700
CP Pokphand Co., Ltd. (HKD)(b)(h)	5,000,000	451,627
		860,327

Colombia (1.4%)
Grupo Nutresa SA (COP)(b)	40,000	364,920

France (1.1%)
Technicolor SA (EUR)(a)(b)(h)	230,000	282,591

Germany (4.1%)
K+S AG (EUR)(b)(h)	6,000	147,595
KSB AG (EUR)(b)	300	122,794
Vossloh AG (EUR)(b)	16,000	779,156
		1,049,545

Hong Kong (1.9%)
Far East Consortium International, Ltd. (HKD)(b)(h)	800,000	475,467

Ireland (1.1%)
Trinity Biotech PLC (ADR)(a)	55,000	275,000

Italy (1.6%)
Danieli & C Officine Meccaniche SpA (EUR)(b)(h)	17,000	421,876

Japan (15.5%)
Anritsu Corp. (JPY)(b)(h)	20,000	273,826
Bank of Kyoto, Ltd. (JPY)(b)(h)	14,500	669,485
Fuji Pharma Co., Ltd. (JPY)(b)(h)	20,000	343,159
Kurita Water Industries, Ltd. (JPY)(b)(h)	18,000	512,681
Medikit Co., Ltd. (JPY)(b)	7,500	405,094
Nippon Seiki Co., Ltd. (JPY)(b)(h)	21,000	396,610
Takamatsu Construction Group Co., Ltd. (JPY)(b)(h)	20,000	599,672
Wacom Co., Ltd. (JPY)(b)(h)	135,000	765,843
		3,966,370

Netherlands (2.6%)
Boskalis Westminster (EUR)(b)(h)	23,000	668,368

New Zealand (4.1%)
OceanaGold Corp. (CAD)(b)	230,000	638,573
Scott Technology, Ltd. (NZD)(b)(h)	175,000	414,961
		1,053,534

Poland (1.5%)
Stock Spirits Group PLC (GBP)(b)	125,000	376,129

Slovenia (2.9%)
Krka dd Novo mesto (EUR)(b)(h)	11,000	742,215

South Korea (6.5%)
BNK Financial Group, Inc. (KRW)(b)(h)	30,000	251,372
NongShim Co., Ltd. (KRW)(b)(h)	2,700	787,536
Sung Kwang Bend Co., Ltd. (KRW)(b)(h)	60,000	624,510
		1,663,418

Sri Lanka (1.6%)
John Keells Holdings PLC (LKR)(b)	450,000	419,299

Sweden (1.8%)
Getinge AB (Class B) (SEK)(b)(h)	50,000	453,902

Taiwan (4.8%)
Chicony Electronics Co., Ltd. (TWD)(b)(h)	350,000	787,970
Teco Electric and Machinery Co., Ltd. (TWD)(b)(h)	600,000	450,283
		1,238,253

United Kindgdom (11.0%)
Aggreko PLC (GBP)(b)(h)	28,000	249,154
Arrow Global Group PLC (GBP)(b)	45,000	143,721
Chemring Group PLC (GBP)(b)	210,000	616,654
Devro PLC (GBP)(b)	265,000	695,271
Foxtons Group PLC (GBP)(b)(h)	350,000	261,915
LSL Property Services PLC (GBP)(b)(h)	85,000	298,466
McBride PLC (GBP)(a)(b)	25,000	44,014
Pets at Home Group PLC (GBP)(b)	155,000	264,907
Restaurant Group PLC (GBP)(b)(h)	62,000	229,605
		2,803,707

United States (3.0%)
Keck Seng Investments, Ltd. (HKD)(b)	900,000	768,584

TOTAL COMMON STOCKS
(Cost $21,812,216)		$23,315,800

PREFERRED STOCK (1.6%)
Brazil (0.8%)
Banco ABC Brasil SA (BRL)(b)	50,000	192,608

Germany (0.8%)
KSB AG (EUR)(b)(h)	500	206,689

TOTAL PREFERRED STOCK
(Cost $325,081)		$399,297

	INTEREST	PAR
	RATE	AMOUNT	VALUE
SHORT-TERM INVESTMENTS (6.0%)
Time Deposits (6.0%)
CitiBank (New York)(c)	1.27%	$1,536,385	$1,536,385

TOTAL SHORT-TERM INVESTMENTS
(Cost $1,536,385)			$1,536,385

TOTAL INVESTMENTS - (98.9%)
(Cost $23,673,682)			$25,251,482
OTHER ASSETS AND LIABILITIES, NET - (1.1%)			275,465
TOTAL NET ASSETS - (100.0%)			$25,526,947

The accompanying Notes to Financial Statements are an integral part of these Statements.

(a)	Non-income producing security. Includes securities which did not pay at least one dividend in the year preceding the date of this statement.
(b)	Traded in a foreign country.
(c)	Time deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rate listed is the 7-day yield as of June 30, 2018.
(d)	Less than 0.05% of total net assets.

(e)	All or a portion of the security is pledged as collateral on written options. The aggregate value of the collateralized securities totals $8,247,500 as of June 30, 2018. See Note 4 in Notes to Financial Statements.
(f)	Affiliated company. See Note 10 in Notes to Financial Statements.
(g)	Illiquid security, pursuant to guidelines established by the Board of Directors. See Note 2 in Notes to Financial Statements.
(h)	Classified as Level 2. Valued using methods determined by the Board of Directors or using systematic fair valuation model provided by an independent pricing service. See Note 3 in Notes to Financial Statements.
(i)	Rate shown represents the bond equivalent yield to maturity at date of purchase.
(j)	Includes cash being held as collateral for written option contracts.

Common Abbreviations:

ADR	American Depositary Receipt.
AG	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e. owned by shareholders.
Ltd.	Limited.
PLC	Public Limited Company is a publicly traded company which signifies that shareholders have limited liability.
REIT	Real Estate Investment Trust.
SA	Sociedad Anonima is the Spanish equivalent of a publicly held corporation.
SpA	Societa per Azione.

Currency Abbreviations:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
COP	Colombian Peso
EUR	Euro
GBP	United Kingdom Pound
HKD	Hong Kong Dollar
JPY	Japanese Yen
KRW	South Korean Won
LKR	Sri Lankan Rupee
NZD	New Zealand Dollar
TWD	Taiwan Dollar
SEK	Swedish Krona

Percentages are stated as a percent of net assets.

Sector and industry classifications determined by Heartland Advisors may reference data from sources such as Factset Research Systems, Inc. Sector allocations are a percent of equity investments and subject to change.

The accompanying Notes to Financial Statements are an integral part of these Statements.

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2018 (Unaudited)

		MID CAP			INTERNATIONAL
	SELECT VALUE FUND	VALUE FUND	VALUE PLUS FUND	VALUE FUND	VALUE FUND
ASSETS:
Investments in securities, at cost(a)	$177,910,604	$7,235,120	$340,944,964	$649,999,271	$23,673,682
Investments in securities, at value	$214,100,066	$7,873,099	$416,378,215	$740,197,655	$25,251,482
Investments in affiliates, at value (See Note 10)	—	—	—	50,375,523	—
Total Investments, at value	214,100,066	7,873,099	416,378,215	790,573,178	25,251,482
Foreign currency, at value (cost , $—, $—, $—, $—, and $43,568, respectively)	—	—	—	—	43,542
Receivable for securities sold	5,388,726	—	4,525,354	2,347,991	124,860
Receivable due from advisor	—	248	—	—	—
Deposit with broker for written options	—	—	—	6,125,000	—
Accrued dividends and interest	155,444	7,647	533,152	800,834	104,274
Receivable for capital shares issued	20,162	1,138	57,686	6,169	2,273
Prepaid expenses	35,680	21,706	53,567	89,424	31,097
Total Assets	219,700,078	7,903,838	421,547,974	799,942,596	25,557,528

LIABILITIES:
Written options, at value (proceeds , $—, $—, $—, $753,740 and $—, respectively)	—	—	—	783,750	—
Payable for securities purchased	889,190	80,498	2,341,715	2,543,534	—
Payable for capital shares redeemed	98,142	—	94,373	293,491	—
Accrued expenses
Management fees	13,481	—	24,161	48,939	591
Distribution fees - Investor Class	3,667	101	7,166	11,807	129
Fund accounting fees	8,675	1,906	15,241	29,042	5,928
Transfer agency fees	41,300	3,424	85,832	88,596	3,967
Custody fees	3,576	804	5,538	14,907	4,791
Audit fees	11,075	11,075	10,860	11,882	13,390
Legal fees	2,321	54	4,095	7,985	285
Printing fees	7,353	280	12,804	22,603	842
Other	312	23	73	208	658
Total Liabilities	1,079,092	98,165	2,601,858	3,856,744	30,581
TOTAL NET ASSETS	$218,620,986	$7,805,673	$418,946,116	$796,085,852	$25,526,947

NET ASSETS CONSIST OF:
Paid-in capital	$154,131,015	$6,746,719	$359,164,502	$613,341,026	$27,890,947
Accumulated undistributed net investment income (loss)	1,213,979	56,383	3,135,320	986,363	(820,415)
Accumulated undistributed realized gains (losses)	27,086,530	364,592	(18,786,957)	41,214,622	(3,121,240)
Net unrealized appreciation	36,189,462	637,979	75,433,251	140,543,841	1,577,655
TOTAL NET ASSETS	$218,620,986	$7,805,673	$418,946,116	$796,085,852	$25,526,947

NET ASSET VALUE, OFFERING PRICE & REDEMPTION PRICE PER SHARE:
INVESTOR CLASS:
Net assets	$185,821,345	$4,938,448	$348,011,197	$720,217,133	$6,288,035
Shares outstanding	6,442,363	405,486	9,741,370	16,679,977	648,836
NET ASSET VALUE, OFFERING PRICE & REDEMPTION PRICE PER SHARE	$28.84	$12.18	$35.73	$43.18	$9.69
INSTITUTIONAL CLASS:
Net assets	$32,799,641	$2,867,225	$70,934,919	$75,868,719	$19,238,912
Shares outstanding	1,139,536	235,053	1,992,631	1,721,556	1,983,240
NET ASSET VALUE, OFFERING PRICE & REDEMPTION PRICE PER SHARE	$28.78	$12.20	$35.60	$44.07	$9.70

(a)	Includes cost of investments in affiliates of $— for the Select Value Fund, $— for the Mid Cap Value Fund, $— for the Value Plus Fund, $75,799,531 for the Value Fund and $— for the International Value Fund. See Note 10 in the Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of these Statements.

STATEMENTS OF OPERATIONS

For the Six Months Ended June 30, 2018 (Unaudited)

		MID CAP			INTERNATIONAL
	SELECT VALUE FUND	VALUE FUND	VALUE PLUS FUND	VALUE FUND	VALUE FUND
INVESTMENT INCOME:
Dividends(a)	$2,550,881	$100,068	$5,441,540	$5,027,037	$390,811
Interest	9,955	1,196	6,185	178,819	5,581
Securities lending, net	786	—	—	—	—
Foreign taxes withheld	(38,688)	(326)	—	(24,045)	(41,518)
Total Investment Income	2,522,934	100,938	5,447,725	5,181,811	354,874

EXPENSES:
Management fees	839,504	29,019	1,424,127	2,939,849	118,561
Distribution fees - Investor Class	194,196	6,120	397,830	660,957	9,210
Transfer agency fees	135,208	19,122	265,588	291,797	20,753
Fund accounting fees	44,218	3,331	78,895	152,332	12,259
Custodian fees	7,257	1,539	13,165	29,147	15,005
Printing and communication fees	3,093	142	5,133	14,087	351
Postage fees	7,862	186	17,231	13,568	470
Legal fees	14,287	468	25,397	49,120	1,796
Registration fees	13,739	13,221	16,302	15,148	9,828
Directors' fees	14,214	462	25,295	48,990	1,779
Audit and tax fees	10,967	10,967	10,860	11,369	12,120
Insurance fees	13,632	416	25,229	43,598	1,543
Other expenses	11,380	3,699	18,870	32,944	3,708
Total Expenses before waivers	1,309,557	88,692	2,323,922	4,302,906	207,383
Expenses waived by investment advisor (See Note 6)	—	44,017	—	—	59,834
Total Expenses after waivers	1,309,557	44,675	2,323,922	4,302,906	147,549
NET INVESTMENT INCOME	1,213,377	56,263	3,123,803	878,905	207,325

REALIZED & UNREALIZED GAINS (LOSSES) ON INVESTMENTS, OPTIONS AND TRANSLATION OF ASSETS AND LIABILITIES IN FOREIGN CURRENCY
Net realized gains (losses) on:
Investments	21,342,374	364,232	18,097,894	40,160,452	(299,520)
Investments - Affiliated securities	—	—	15,327,666	(403,066)	—
Written options	—	—	—	464,689	—
Foreign currency translation	(7,119)	—	—	(22,336)	(19,919)
Net change in unrealized appreciation (depreciation) on:
Investments	(16,482,665)	(295,915)	2,513,744	(6,404,190)	(1,848,659)
Investments - Affiliated securities	—	—	(9,684,833)	5,940,427	—
Written options	—	—	—	(118,202)	—
Foreign currency translation	—	—	—	(2,928,858)	(874,466)
TOTAL REALIZED & UNREALIZED NET GAINS (LOSSES) ON INVESTMENTS, OPTIONS AND TRANSLATION OF ASSETS IN FOREIGN CURRENCY	4,852,590	68,317	26,254,471	36,688,916	(3,042,564)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$6,065,967	$124,580	$29,378,274	$37,567,821	$(2,835,239)

(a)	Including $2,643,000 and $450,500 received from affiliated issuers held by the Value Plus Fund and Value Fund, respectively. See Note 10 in the Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of these Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	SELECT VALUE FUND		MID CAP VALUE FUND		VALUE PLUS FUND
	For the Six Months		For the Six Months		For the Six Months
	Ended June 30, 2018	For the Year Ended	Ended June 30, 2018	For the Year Ended	Ended June 30, 2018	For the Year Ended
	(Unaudited)	December 31, 2017	(Unaudited)	December 31, 2017	(Unaudited)	December 31, 2017
FROM INVESTMENT OPERATIONS:
Net investment income	$1,213,377	$3,578,936	$56,263	$66,503	$3,123,803	$728,553
Net realized gains	21,335,255	26,132,165	364,232	375,394	33,425,560	44,844,754
Net change in unrealized appreciation (depreciation)	(16,482,665)	(1,742,192)	(295,915)	131,463	(7,171,089)	(8,168,260)
Net increase in net assets resulting from operations	6,065,967	27,968,909	124,580	573,360	29,378,274	37,405,047

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
Investor Class	—	(2,668,713)	—	(34,215)	—	(483,263)
Institutional Class	—	(555,952)	—	(26,808)	—	(254,961)
Net realized gain on investments
Investor Class	—	(21,898,802)	—	(265,086)	—	—
Institutional Class	—	(3,850,444)	—	(154,391)	—	—
Total distributions to shareholders	—	(28,973,911)	—	(480,500)	—	(738,224)

CAPITAL TRANSACTIONS:
Investor Class
Proceeds from shares issued	4,622,980	11,416,324	256,565	1,664,365	9,512,844	21,607,943
Dividends reinvested	—	24,209,907	—	293,506	—	476,864
Value of shares redeemed(a)	(23,553,470)	(56,910,371)	(219,767)	(1,185,963)	(38,095,743)	(127,348,321)
Total Investor Class	(18,930,490)	(21,284,140)	36,798	771,908	(28,582,899)	(105,263,514)
Institutional Class
Proceeds from shares issued	2,179,539	9,159,597	185,049	161,707	5,134,576	12,395,733
Dividends reinvested	—	4,245,276	—	181,199	—	240,812
Value of shares redeemed(a)	(4,730,942)	(21,202,055)	(186,548)	(248,510)	(8,662,099)	(57,858,130)
Total Institutional Class	(2,551,403)	(7,797,183)	(1,499)	94,396	(3,527,523)	(45,221,585)
Net increase (decrease) in net assets derived from capital transactions	(21,481,893)	(29,081,322)	35,299	866,304	(32,110,422)	(150,485,099)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(15,415,926)	(30,086,324)	159,879	959,164	(2,732,148)	(113,818,276)
NET ASSETS AT THE BEGINNING OF THE PERIOD	234,036,912	264,123,236	7,645,794	6,686,630	421,678,264	535,496,540
NET ASSETS AT THE END OF THE PERIOD	$218,620,986	$234,036,912	$7,805,673	$7,645,794	$418,946,116	$421,678,264
INCLUDING ACCUMULATED NET INVESTMENT INCOME	$1,213,979	$602	$56,383	$120	$3,135,320	$11,517

FUND SHARE TRANSACTIONS
Investor Class
Shares Issued	162,683	391,346	21,192	138,736	279,106	711,693
Reinvested Shares	—	856,079	—	24,378	—	14,235
Shares Redeemed	(827,609)	(1,944,974)	(17,967)	(99,146)	(1,126,728)	(4,197,967)
Net increase (decrease) resulting from share transactions	(664,926)	(697,549)	3,225	63,968	(847,622)	(3,472,039)
Institutional Class
Shares Issued	76,654	317,586	15,229	13,531	150,361	406,879
Reinvested Shares	—	150,595	—	15,050	—	7,223
Shares Redeemed	(165,815)	(730,153)	(15,533)	(20,747)	(257,380)	(1,924,961)
Net increase (decrease) resulting from share transactions	(89,161)	(261,972)	(304)	7,834	(107,019)	(1,510,859)

(a)	Value of shares redeemed includes amounts for early redemption fees. See Note 7 in Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of these Statements.

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

	VALUE FUND		INTERNATIONAL VALUE FUND
	For the Six Months		For the Six Months
	Ended June 30, 2018	For the Year Ended	Ended June 30, 2018	For the Year Ended
	(Unaudited)	December 31, 2017	(Unaudited)	December 31, 2017
FROM INVESTMENT OPERATIONS:
Net investment income	$878,905	$1,113,518	$207,325	$169,015
Net realized gains (losses)	40,199,739	46,002,464	(319,439)	1,316,073
Net change in unrealized appreciation (depreciation)	(3,510,823)	16,742,679	(2,723,125)	3,204,136
Net increase (decrease) in net assets resulting from operations	37,567,821	63,858,661	(2,835,239)	4,689,224

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
Investor Class	—	(686,807)	—	(70,750)
Institutional Class	—	(204,688)	—	(254,227	)(a)
Net realized gain on investments
Investor Class	—	(43,507,143)	—	—
Institutional Class	—	(4,351,733)	—	—	(a)
Total distributions to shareholders	—	(48,750,371)	—	(324,977)

CAPITAL TRANSACTIONS:
Investor Class
Proceeds from shares issued	6,920,141	15,080,013	249,826	3,168,934
Dividends reinvested	—	42,531,237	—	70,016
Value of shares redeemed(b)	(47,297,612)	(120,808,199)	(1,197,448)	(21,625,721)
Total Investor Class	(40,377,471)	(63,196,949)	(947,622)	(18,386,771)
Institutional Class
Proceeds from shares issued	2,765,111	12,869,618	409,815	20,617,809	(a)
Dividends reinvested	—	4,345,835	—	252,453	(a)
Value of shares redeemed(b)	(4,351,768)	(6,259,123)	(524,372)	(750,429	)(a)
Total Institutional Class	(1,586,657)	10,956,330	(114,557)	20,119,833
Net increase (decrease) in net assets derived from capital transactions	(41,964,128)	(52,240,619)	(1,062,179)	1,733,062

TOTAL INCREASE (DECREASE) IN NET ASSETS	(4,396,307)	(37,132,329)	(3,897,418)	6,097,309
NET ASSETS AT THE BEGINNING OF THE PERIOD	800,482,159	837,614,488	29,424,365	23,327,056
NET ASSETS AT THE END OF THE PERIOD	$796,085,852	$800,482,159	$25,526,947	$29,424,365
INCLUDING ACCUMULATED DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME (LOSS)	$986,363	$107,458	$(820,415)	$(1,027,740)

FUND SHARE TRANSACTIONS
Investor Class
Shares Issued	166,282	366,936	24,552	323,251
Reinvested Shares	—	1,026,824	—	6,519
Shares Redeemed	(1,131,432)	(2,951,987)	(117,781)	(2,145,286)
Net decrease resulting from share transactions	(965,150)	(1,558,227)	(93,229)	(1,815,516)
Institutional Class
Shares Issued	64,040	311,241	40,517	2,042,343	(a)
Reinvested Shares	—	102,909	—	23,506	(a)
Shares Redeemed	(103,425)	(148,648)	(51,069)	(72,057	)(a)
Net increase (decrease) resulting from share transactions	(39,385)	265,502	(10,552)	1,993,792

(a)	Inception date is May 1, 2017.
(b)	Value of shares redeemed includes amounts for early redemption fees. See Note 7 in Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of these Statements.

FINANCIAL HIGHLIGHTS

	INCOME FROM INVESTMENT OPERATIONS(a)				DISTRIBUTIONS
				Total income
			Net realized and	(loss) from	Distributions	Distributions from
	Net asset value,	Net investment	unrealized gains	investment	from net	net realized gains	Total	Net asset value,
	beginning of period	income (loss)(a)(b)	(losses)	operations	investment income	on investments	distributions	end of period
SELECT VALUE FUND
Investor Class
June 30, 2018 (Unaudited)	$28.09	$0.15	$0.60	$0.75	$—	$—	$—	$28.84
December 31, 2017	28.43	0.42	3.13	3.55	(0.42)	(3.47)	(3.89)	28.09
December 31, 2016	27.08	0.32	4.91	5.23	(0.33)	(3.55)	(3.88)	28.43
December 31, 2015	31.32	0.26	(1.51)	(1.25)	(0.29)	(2.70)	(2.99)	27.08
December 31, 2014	33.78	0.11	1.30	1.41	(0.14)	(3.73)	(3.87)	31.32
December 31, 2013	29.16	0.15	10.04	10.19	(0.12)	(5.45)	(5.57)	33.78
Institutional Class
June 30, 2018 (Unaudited)	28.00	0.18	0.60	0.78	—	—	—	28.78
December 31, 2017	28.35	0.50	3.12	3.62	(0.50)	(3.47)	(3.97)	28.00
December 31, 2016	27.01	0.38	4.91	5.29	(0.40)	(3.55)	(3.95)	28.35
December 31, 2015	31.25	0.33	(1.50)	(1.17)	(0.37)	(2.70)	(3.07)	27.01
December 31, 2014	33.72	0.22	1.30	1.52	(0.26)	(3.73)	(3.99)	31.25
December 31, 2013	29.13	0.27	10.02	10.29	(0.25)	(5.45)	(5.70)	33.72
MID CAP VALUE FUND
Investor Class(g)
June 30, 2018 (Unaudited)	11.99	0.08	0.11	0.19	—	—	—	12.18
December 31, 2017	11.82	0.10	0.86	0.96	(0.09)	(0.70)	(0.79)	11.99
December 31, 2016	9.25	0.08	2.57	2.65	(0.08)	—	(0.08)	11.82
December 31, 2015	10.13	0.09	(0.80)	(0.71)	(0.07)	(0.10)	(0.17)	9.25
December 31, 2014	10.00	0.03	0.13	0.16	(0.03)	—	(0.03)	10.13
Institutional Class(g)
June 30, 2018 (Unaudited)	11.99	0.10	0.11	0.21	—	—	—	12.20
December 31, 2017	11.82	0.13	0.86	0.99	(0.12)	(0.70)	(0.82)	11.99
December 31, 2016	9.23	0.12	2.55	2.67	(0.08)	—	(0.08)	11.82
December 31, 2015	10.15	0.11	(0.81)	(0.70)	(0.12)	(0.10)	(0.22)	9.23
December 31, 2014	10.00	0.03	0.14	0.17	(0.02)	—	(0.02)	10.15
VALUE PLUS FUND
Investor Class
June 30, 2018 (Unaudited)	33.26	0.25	2.22	2.47	—	—	—	35.73
December 31, 2017	30.33	0.04	2.94	2.98	(0.05)	—	(0.05)	33.26
December 31, 2016	24.08	0.14	6.31	6.45	(0.20)	—	(0.20)	30.33
December 31, 2015	31.66	0.16	(5.62)	(5.46)	(0.21)	(1.91)	(2.12)	24.08
December 31, 2014	35.82	0.09	(1.03)	(0.94)	(0.07)	(3.15)	(3.22)	31.66
December 31, 2013	29.69	0.17	9.97	10.14	(0.16)	(3.85)	(4.01)	35.82
Institutional Class
June 30, 2018 (Unaudited)	33.10	0.29	2.21	2.50	—	—	—	35.60
December 31, 2017	30.19	0.10	2.93	3.03	(0.12)	—	(0.12)	33.10
December 31, 2016	23.97	0.15	6.30	6.45	(0.23)	—	(0.23)	30.19
December 31, 2015	31.57	0.24	(5.62)	(5.38)	(0.31)	(1.91)	(2.22)	23.97
December 31, 2014	35.75	0.19	(1.04)	(0.85)	(0.18)	(3.15)	(3.33)	31.57
December 31, 2013	29.64	0.27	9.97	10.24	(0.28)	(3.85)	(4.13)	35.75

(a)	Redemption fees represent less than $.01 on a per share basis.
(b)	Calculated using the average shares method.
(c)	Portfolio turnover rate is calculated at the Fund level.

(d)	Not Annualized.

(e)	Annualized.
(f)	Total returns would have been lower had various fees and expenses not been waived and reimbursed during the period.
(g)	Inception date is October 31, 2014.

The accompanying Notes to Financial Statements are an integral part of these Statements.

		RATIOS/SUPPLEMENTAL DATA
					Percentage of net		Percentage of		Percentage of		Percentage of net		Percentage of net
		Net assets,	Percentage of		investment income		expenses to average		expenses to		investment income		investment income
		end of period	expenses to		(loss) to average		net assets		average net assets		(loss) to average net		(loss) to average net		Portfolio
Total Return		(in thousands)	average net assets		net assets		before waivers		after waivers		assets before waiver		assets after waivers		turnover rate(c)

2.67	%(d)	$185,821	1.20	%(e)	1.05	%(e)	N/A		N/A		N/A		N/A		21	%(d)
12.42		199,636	1.23		1.42		N/A		N/A		N/A		N/A		43
19.25		221,868	1.23		1.13		N/A		N/A		N/A		N/A		49
(4.16)		245,105	1.20		0.84		N/A		N/A		N/A		N/A		40
4.07		396,692	1.20		0.32		N/A		N/A		N/A		N/A		42
35.07		488,526	1.20		0.44		N/A		N/A		N/A		N/A		57

2.79	%(d)	32,800	N/A		N/A		0.97	%(e)	0.97	%(e)	1.28	%(e)	1.28	%(e)	21	%(d)
12.69	(f)	34,401	N/A		N/A		1.01		0.99		1.70		1.72		43
19.54	(f)	42,256	N/A		N/A		1.00		0.99		1.36		1.37		49
(3.92)		47,178	N/A		N/A		0.94		0.94		1.05		1.05		40
4.40		161,444	N/A		N/A		0.88		0.88		0.64		0.64		42
35.45		221,896	N/A		N/A		0.88		0.88		0.78		0.78		57

1.58	%(d)(f)	4,938	N/A		N/A		2.33	%(e)	1.25	%(e)	0.28	%(e)	1.36	%(e)	24	%(d)
8.11	(f)	4,823	N/A		N/A		2.50		1.25		(0.42)		0.83		51
28.67	(f)	3,998	N/A		N/A		3.22		1.25		(1.13)		0.84		76
(7.08	)(f)	2,853	N/A		N/A		3.55		1.25		(1.40)		0.90		46
1.61	(d)(f)	1,575	N/A		N/A		9.62	(e)	1.25	(e)	(6.44	)(e)	1.93	(e)	4	(d)

1.75	%(d)(f)	2,867	N/A		N/A		2.23	%(e)	0.99	%(e)	0.38	%(e)	1.62	%(e)	24	%(d)
8.37	(f)	2,823	N/A		N/A		2.45		0.99		(0.37)		1.09		51
28.97	(f)	2,689	N/A		N/A		3.46		0.99		(1.33)		1.14		76
(6.89	)(f)	1,723	N/A		N/A		3.41		0.99		(1.36)		1.06		46
1.73	(d)(f)	2,067	N/A		N/A		9.36	(e)	0.99	(e)	(6.22	)(e)	2.16	(e)	4	(d)

7.43	%(d)	348,011	1.18	%(e)	1.50	%(e)	N/A		N/A		N/A		N/A		37	%(d)
9.81		352,173	1.19		0.13		N/A		N/A		N/A		N/A		75
26.77		426,486	1.19		0.56		N/A		N/A		N/A		N/A		77
(17.41)		536,809	1.16		0.53		N/A		N/A		N/A		N/A		22
(2.70)		1,332,686	1.14		0.26		N/A		N/A		N/A		N/A		26
34.15		1,784,320	1.14		0.51		N/A		N/A		N/A		N/A		32

7.55	%(d)	70,935	N/A		N/A		0.95	%(e)	0.95	%(e)	1.71	%(e)	1.71	%(e)	37	%(d)
10.04		69,506	N/A		N/A		0.97		0.97		0.33		0.33		75
26.89		109,010	N/A		N/A		0.97		0.97		0.61		0.61		77
(17.20)		514,613	N/A		N/A		0.90		0.90		0.81		0.81		22
(2.45)		1,473,706	N/A		N/A		0.89		0.89		0.53		0.53		26
34.53		1,349,248	N/A		N/A		0.84		0.84		0.80		0.80		32

The accompanying Notes to Financial Statements are an integral part of these Statements.

FINANCIAL HIGHLIGHTS (CONTINUED)

	INCOME FROM INVESTMENT OPERATIONS(a)				DISTRIBUTIONS
				Total income
			Net realized and	(loss) from	Distributions	Distributions from
	Net asset value,	Net investment	unrealized gains	investment	from net	net realized gains	Total	Net asset value,
	beginning of period	income (loss)(a)(b)	(losses)	operations	investment income	on investments	distributions	end of period
VALUE FUND
Investor Class
June 30, 2018 (Unaudited)	$41.18	$0.04	$1.96	$2.00	$—	$—	$—	$43.18
December 31, 2017	40.41	0.05	3.37	3.42	(0.04)	(2.61)	(2.65)	41.18
December 31, 2016	35.98	(0.04)	5.91	5.87	—	(1.44)	(1.44)	40.41
December 31, 2015	43.73	0.15	(4.93)	(4.78)	(0.14)	(2.83)	(2.97)	35.98
December 31, 2014	48.12	0.07	1.00	1.07	(0.22)	(5.24)	(5.46)	43.73
December 31, 2013	40.66	(0.23)	13.28	13.05	(0.43)	(5.16)	(5.59)	48.12
Institutional Class
June 30, 2018 (Unaudited)	41.98	0.09	2.00	2.09	—	—	—	44.07
December 31, 2017	41.15	0.14	3.42	3.56	(0.12)	(2.61)	(2.73)	41.98
December 31, 2016	36.56	0.02 (f)	6.01	6.03	—	(1.44)	(1.44)	41.15
December 31, 2015	44.39	0.22	(5.01)	(4.79)	(0.21)	(2.83)	(3.04)	36.56
December 31, 2014	48.77	0.16	1.01	1.17	(0.31)	(5.24)	(5.55)	44.39
December 31, 2013	41.13	(0.16)	13.47	13.31	(0.51)	(5.16)	(5.67)	48.77
INTERNATIONAL VALUE FUND
Investor Class
June 30, 2018 (Unaudited)	10.76	0.07	(1.14)	(1.07)	—	—	—	9.69
December 31, 2017	9.12	0.04	1.70	1.74	(0.10)	—	(0.10)	10.76
December 31, 2016	8.45	0.10	0.71	0.81	(0.14)	—	(0.14)	9.12
December 31, 2015	9.77	0.08	(1.26)	(1.18)	(0.05)	(0.09)	(0.14)	8.45
December 31, 2014	10.96	0.08	(0.49)	(0.41)	(0.66)	(0.12)	(0.78)	9.77
December 31, 2013(i)	10.79	0.07	0.59	0.66	(0.49)	—	(0.49)	10.96
May 31, 2013	8.34	0.08	2.55	2.63	(0.18)	—	(0.18)	10.79
Institutional Class(j)
June 30, 2018 (Unaudited)	10.75	0.08	(1.13)	(1.05)	—	—	—	9.70
December 31, 2017	10.15	0.06	0.67	0.73	(0.13)	—	(0.13)	10.75

(a)	Redemption fees represent less than $.01 on a per share basis.
(b)	Calculated using the average shares method.
(c)	Portfolio turnover rate is calculated at the Fund level.
(d)	Not Annualized.
(e)	Annualized.
(f)	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
(g)	Total returns would have been lower had various fees and expenses not been waived and reimbursed during the period.
(h)	Effective May 1, 2017, the expense limitation rate changed from 1.49% to 1.25%.
(i)	Effective December 31, 2013, the International Value Fund changed its fiscal year end from May 31 to December 31.
(j)	Inception date is May 1, 2017.

The accompanying Notes to Financial Statements are an integral part of these Statements.

		RATIOS/SUPPLEMENTAL DATA
					Percentage of		Percentage of		Percentage of		Percentage of net		Percentage of net
		Net assets,	Percentage of		net investment		expenses to		expenses to		investment income		investment income
		end of period	expenses to average		income (loss) to		average net assets		average net assets		(loss) to average net		(loss) to average net		Portfolio
Total Return		(in thousands)	net assets		average net assets		before waivers		after waivers		assets before waivers		assets after waivers		turnover rate(c)

4.86	%(d)	$720,217	1.12	%(e)	0.20	%(e)	N/A		N/A		N/A		N/A		17	%(d)
8.42		726,558	1.09		0.12		N/A		N/A		N/A		N/A		35
16.31		776,071	1.09		(0.11)		N/A		N/A		N/A		N/A		47
(11.04)		786,936	1.06		0.36		N/A		N/A		N/A		N/A		52
2.22		1,073,232	1.07		0.14		N/A		N/A		N/A		N/A		38
32.11		1,180,293	1.08		(0.49)		N/A		N/A		N/A		N/A		32

4.98	%(d)	75,869	N/A		N/A		0.90	%(e)	0.90	%(e)	0.43	%(e)	0.43	%(e)	17	%(d)
8.59		73,924	N/A		N/A		0.91		0.91		0.34		0.34		35
16.52		61,543	N/A		N/A		0.92		0.92		0.04		0.04		47
(10.90)		58,914	N/A		N/A		0.91		0.91		0.52		0.52		52
2.38		76,800	N/A		N/A		0.91		0.91		0.32		0.32		38
32.37		87,986	N/A		N/A		0.91		0.91		(0.34)		(0.34)		32

(9.94	%)(d)(g)	6,288	N/A		N/A		1.84	%(e)	1.25	%(e)	0.67	%(e)	1.26	%(e)	20	%(d)
19.04	(g)	7,983	N/A		N/A		1.84		1.39	(h)	(0.05)		0.40		49
9.54	(g)	23,327	N/A		N/A		1.89		1.49		0.76		1.16		55
(12.09	)(g)	23,501	N/A		N/A		1.81		1.49		0.56		0.88		62
(3.76	)(g)	29,049	N/A		N/A		1.76		1.49		0.49		0.76		31
6.13	(d)(g)	31,387	N/A		N/A		2.00	(e)	1.49	(e)	1.55	(e)	1.04	(e)	16	(d)
31.64	(g)	28,001	N/A		N/A		2.36		1.72		0.19		0.83		51

(9.77	%)(d)(g)	19,239	N/A		N/A		1.36	%(e)	0.99	%(e)	1.20	%(e)	1.57	%(e)	20	%(d)
7.18	(d)(g)	21,442	N/A		N/A		1.45	(e)	0.99	(e)	0.40	(e)	0.85	(e)	49	(d)

The accompanying Notes to Financial Statements are an integral part of these Statements.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

June 30, 2018

(1)	ORGANIZATION

Heartland Group, Inc. (the “Corporation”) is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The capital shares of the Select Value Fund, Mid Cap Value Fund, Value Plus Fund, Value Fund, and International Value Fund (each a “Fund” and collectively, the “Funds”, with 150,000,000 shares authorized and a par value of $.001 per share), each of which is a diversified fund, are issued by the Corporation. The Funds offer Investor Class and Institutional Class shares. The Institutional Class Shares of the International Value Fund launched on May 1, 2017. The International Value Fund was a previously operational fund which was a series of Trust for Professional Managers (the “Predecessor Fund”), a Delaware statutory trust. On April 29, 2013, the Board of Directors of the Corporation (the “Board”) approved the reorganization into the International Value Fund, a newly formed series of the Corporation. The International Value Fund’s fiscal year end changed from May 31 to December 31. The inception date of the Predecessor Fund is October 1, 2010. The inception date of the Mid Cap Value Fund is October 31, 2014. Heartland Advisors, Inc. (the “Advisor”) serves as investment advisor to the Corporation.

Under the Corporation’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Corporation. In addition, in the normal course of business, the Corporation enters into contracts with its vendors and others that provide for general indemnifications. The Corporation’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Corporation.

(2)	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of the financial statements. Each Fund is considered an investment company for financial reporting purposes under Generally Accepted Accounting Principles (“GAAP”). The Funds have applied the guidance of FASB Accounting Standards Codification 946 (“ASC 946”).

(a)	Portfolio securities traded on a national securities exchange or in the over-the-counter market are valued at the closing price on the principal exchange or market as of the close of regular trading hours on the day the securities are being valued, or, sales price on the composite market. Lacking any trades, securities are valued at the mean between the most recent quoted bid and asked prices on the principal exchange or market. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using exchange rates as of the close of the New York Stock Exchange (“NYSE”) or using methods determined by the Board. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to capture events occurring between the time a foreign exchange closes and the close of the NYSE that may affect the value of the Funds’ securities traded on those foreign exchanges. These are generally categorized as Level 2 under GAAP. Debt securities having maturities of 60 days or less and short-term investments may be valued at acquisition cost, which approximates fair value, plus or minus any amortization or accretion, if applicable. Securities and other assets for which quotations are not readily available, deemed unreliable, or have facts and circumstances that indicate otherwise, are valued at their fair value using methods determined by the Board. The Pricing Committee for the Corporation may also make a fair value determination if it reasonably determines that a significant event, which materially affects the value of a security, occurs after the time at which the market price for the security is determined, but prior to the time at which a Fund’s net asset value is calculated. Fair valuation of a particular security is an inherently subjective process, with no single standard to utilize when determining a security’s fair value. As such, different mutual funds could reasonably arrive at a different fair value price for the same security. In each case where a security is fair valued, consideration is given to the facts and circumstances relevant to the particular situation. This consideration includes reviewing various factors set forth in the pricing procedures adopted by the Board and other factors as warranted. In making a fair value determination, factors that may be considered, among others, include: the type and structure of the security; unusual events or circumstances relating to the security’s issuer; general market conditions; prior day’s valuation; fundamental analytical data; size of the holding; cost of the security on the date of purchase; nature and duration of any restriction on disposition; trading activities; and prices of similar securities or financial instruments.

(b)	The Funds’ policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies (“RICs”) and to distribute substantially all of their taxable income to their shareholders. The Funds accordingly pay no Federal income taxes, and no Federal income tax provision is recorded.

(c)	Net investment income, if any, is distributed to each shareholder as a dividend. Dividends from the Funds are declared and paid at least annually. Dividends from the Funds are recorded on ex-date and determined in accordance with tax regulations. Net realized gains on investments, if any, are distributed at least annually. During the fiscal year ended December 31, 2017, the Funds utilized earnings and profits distributions to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. GAAP requires that permanent financial reporting and tax differences be reclassified based on their characterization for federal income tax purposes. Accordingly, at December 31, 2017, the following reclassifications were made to increase (decrease) such amounts.

		ACCUMULATED UNDISTRIBUTED
	ACCUMULATED UNDISTRIBUTED	NET REALIZED GAIN (LOSSES)	PAID-IN
FUND	NET INVESTMENT INCOME (LOSS)	ON INVESTMENTS	CAPITAL
SELECT VALUE FUND	$(355,357)	$(3,502,936)	$3,858,293
MID CAP VALUE FUND	(6,011)	(21,953)	27,964
VALUE PLUS FUND	—	—	—
VALUE FUND	(74,020)	(3,072,544)	3,146,564
INTERNATIONAL VALUE FUND	51,270	(51,270)	—

Total net assets are not affected by these reclassifications.

(d)	For financial reporting purposes, transactions are accounted for on trade date on the last business day of the reporting period. Net realized gains and losses on investments are computed on the identified cost basis. The portion of security gains and losses resulting from changes in foreign exchange rates is disclosed in the Statements of Operations. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Certain dividends from foreign securities will be recorded as soon as the Corporation is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. The Funds amortize premium and accrete discount on investments utilizing the effective interest method. Foreign dividend income may be subject to foreign withholding taxes. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and regulations.

(e)	Investment income and realized and unrealized gains or losses on investments, futures, options, and translation of assets in foreign currency are allocated to each Fund’s share class based on their respective net assets. The Funds and share classes are charged for those expenses that are directly attributable to them. Expenses that are not directly attributable to any one Fund are typically allocated among the Funds and respective share classes in proportion to their respective net assets, number of open shareholder accounts, number of funds, or some combination thereof, as applicable.

(f)	The Funds may invest a portion of their assets in Real Estate Investment Trusts (“REITs”) and are subject to certain risks associated with direct investment in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), or its failure to maintain exemption from registration under the 1940 Act. A Fund’s investments in REITs may result in such Fund’s receipt of cash in excess of the REITs’ earnings. If the Fund receives such distributions all or a portion of these distributions will constitute a return of capital to such Fund. Receiving a return of capital distribution from REITs will reduce the amount of income available to be distributed to Fund shareholders. Income from REITs may not be eligible for treatment as qualified dividend income. As the final character of the distributions may not be known until reported by the REITs on their 1099s, the Funds may utilize an estimate for the current year character of distributions.

(g)	At June 30, 2018, the Value Fund and International Value Fund had 2.63% and 1.60% of net assets respectively that were illiquid as defined pursuant to guidelines adopted by the Board.

(h)	Certain securities exempt from registration or issued in transactions exempt from registration under the Securities Act of 1933, as amended (the “Act”), such as securities issued pursuant to the resale limitations provided under Rule 144A or Regulation S under the Act, may be considered by the Board to be liquid under guidelines adopted by the Board. As of June 30, 2018, the Funds did not hold any restricted securities.

(i)	The Funds isolate the portion of the results of operations from changes in foreign exchange rates on investments from those resulting in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between trade and settlement date on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the respective Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at the period end, resulting from changes in the exchange rate. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse political, social, regulatory, and economic developments. Foreign security prices can be affected by exchange rate and foreign currency fluctuations, less publicly available information, and different accounting, auditing, legal, and financial standards. Foreign investments may also be less liquid than investments in U.S. issuers. This risk may be heightened in emerging or developing markets. Foreign securities usually are generally denominated and traded in foreign currencies, while the Funds value assets in U.S. dollars. The exchange rates between foreign currencies and the U.S. dollar fluctuate continuously. As a result, the values of the Funds’ non-U.S. investments will be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar.

(j)	The accompanying financial statements were prepared in conformity with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(3)	FAIR VALUE MEASUREMENTS

The Funds follow GAAP, under which various inputs are used in determining the value of the Funds’ investments.

The basis of the hierarchy is dependent upon the various “inputs” used to determine the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that a Fund has the ability to access at the measurement date.
•	Level 2 - Other significant observable inputs include quoted prices which are not active, quoted prices for similar assets or liabilities in active markets, or input other than quoted prices that are observable (either directly or indirectly) for the asset or liability. Includes international securities that use a systematic fair valuation model, and portfolio securities and other financial instruments lacking any sales referenced in Note 2.
•	Level 3 - Significant unobservable prices or inputs (includes the Board’s and Pricing Committee’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of June 30, 2018:

SELECT VALUE FUND

	Level 1 – Quoted and	Level 2 – Other Significant	Level 3 – Significant
Investments in Securities at Value	Unadjusted Prices(1)	Observable Inputs(1)(2)	Unobservable Inputs(3)	Total
Common Stocks	$213,413,831	$—	$—	$213,413,831
Short-Term Investments	686,235	—	—	686,235
Total	$214,100,066	$—	$—	$214,100,066

MID CAP VALUE FUND

	Level 1 – Quoted and	Level 2 – Other Significant	Level 3 – Significant
Investments in Securities at Value	Unadjusted Prices(1)	Observable Inputs(1)(2)	Unobservable Inputs(3)	Total
Common Stocks	$7,530,903	$—	$—	$7,530,903
Short-Term Investments	342,196	—	—	342,196
Total	$7,873,099	$—	$—	$7,873,099

VALUE PLUS FUND

	Level 1 – Quoted and	Level 2 – Other Significant	Level 3 – Significant
Investments in Securities at Value	Unadjusted Prices(1)	Observable Inputs(1)(2)	Unobservable Inputs(3)	Total
Common Stocks	$416,349,800	$—	$—	$416,349,800
Short-Term Investments	28,415	—	—	28,415
Total	$416,378,215	$—	$—	$416,378,215

VALUE FUND

	Level 1 – Quoted and	Level 2 – Other Significant	Level 3 – Significant
Investments in Securities at Value	Unadjusted Prices(1)	Observable Inputs(1)(2)	Unobservable Inputs(3)	Total
Common Stocks	$731,147,921	$4,289,675	$—	$735,437,596
Short-Term Investments	30,687,145	24,448,437	—	55,135,582
Total	$761,835,066	$28,738,112	$—	$790,573,178

Other Financial Instruments(4)
Liabilities
Written Options	(130,000)	(653,750)	—	(783,750)
Total	$(130,000)	$(653,750)	$—	$(783,750)

INTERNATIONAL VALUE FUND

	Level 1 – Quoted and	Level 2 – Other Significant	Level 3 – Significant
Investments in Securities at Value	Unadjusted Prices(1)	Observable Inputs(1)(2)	Unobservable Inputs(3)	Total
Common Stocks	$10,124,144	$13,191,656	$—	$23,315,800
Preferred Stock	192,608	206,689	—	399,297
Short-Term Investments	1,536,385	—	—	1,536,385
Total	$11,853,137	$13,398,345	$—	$25,251,482

(1)	The Funds measure transfers between levels as of the beginning and end of the financial reporting period. Transfers between Level 1 and Level 2 as of June 30, 2018 resulted from securities priced using a systematic fair valuation model or quoted prices which were not active at either the beginning or end of the period.
(2)	For detailed industry descriptions and common stocks identified as Level 2 within the hierarchy, see the accompanying Schedules of Investments.
(3)	The Funds measure Level 3 activity as of the beginning and end of the financial period. For the six months ended June 30, 2018, the Funds did not have significant unobservable inputs (Level 3) used in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.
(4)	Other financial instruments are derivative instruments not reflected in the Schedules of Investments, such as covered calls.

Security amounts in the Funds that were transferred into and out of Levels 1 and 2 at June 30, 2018 were as follows:

VALUE FUND	LEVEL 1 – Quoted Prices		LEVEL 2 – Other Significant Observable Inputs
	Transfers In	Transfers (Out)	Transfers In	Transfers (Out)
Common Stocks	$—	$4,289,675	$4,289,675	$—
Total	$—	$4,289,675	$4,289,675	$—

INTERNATIONAL VALUE FUND	LEVEL 1 – Quoted Prices		LEVEL 2 – Other Significant Observable Inputs
	Transfers In	Transfers (Out)	Transfers In	Transfers (Out)
Common Stocks	$901,950	$2,780,618	$2,780,618	$901,950
Total	$901,950	$2,780,618	$2,780,618	$901,950

(4)	DERIVATIVE INSTRUMENTS

GAAP requires enhanced disclosure about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effects on the Funds’ financial position, performance, and cash flows. The Funds may invest in a broad array of financial instruments and securities, the value of which is “derived” from the performance of an underlying asset or a “benchmark” such as a security index, an interest rate, or a currency. In particular, each Fund may engage in transactions in options, futures, and options on futures contracts (a) to hedge against anticipated declines in the market value of its portfolio securities or currencies and against increases in the market values of securities or currencies it intends to acquire, (b) to manage exposure to changing interest rates (duration management), (c) to enhance total return, or (d) to invest in eligible asset classes with a greater efficiency and lower cost than is possible through direct investment.

Options and futures can be highly volatile investments and involve certain risks. These strategies require the ability to anticipate future movements in securities prices, interest rates, currency exchange rates, and other economic factors. Attempts to use such investments may not be successful and could result in reduction of a Fund’s total return. Each Fund could experience losses if the prices of its options or futures positions move in a direction different than anticipated, or if the Fund were unable to close out its positions due to disruptions in the market or lack of liquidity. Over-the-counter options generally involve greater credit and liquidity risks than exchange-traded options. Options and futures traded on foreign exchanges generally are not regulated by U.S. authorities, and may offer less liquidity and less protection to a Fund if the other party to the contract defaults.

The Funds’ use of options and futures and other investment techniques for hedging purposes involves the risk that changes in the value of a hedging investment will not match those of the asset or security being hedged. Hedging is the use of one investment to offset the effects of another investment. Imperfect or no correlation of the values of the hedging instrument and the hedged security or asset might occur because of characteristics of the instruments themselves or unrelated factors involving, for example, the markets on which the instruments are traded. As a result, hedging strategies may not always be successful. While hedging strategies can help reduce or eliminate portfolio losses, they can also reduce or eliminate portfolio gains.

WARRANTS

Each Fund may invest in warrants. A Fund may purchase warrants issued by domestic and foreign companies to purchase newly created equity securities consisting of common and preferred stock. Warrants are securities that give the holder the right, but not the obligation, to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant.

If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant, a change in the perception as to the future price of the underlying security, or any combination thereof. As of June 30, 2018, the Funds did not hold any warrants.

FUTURES CONTRACTS

Each Fund may enter into futures contracts for hedging purposes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into a futures contract, the Fund is required to deposit an initial margin with the broker in an amount equal to a certain percentage of the contract amount. A Fund receives from or pays to the broker, on a daily basis, an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin,” and are recorded by a Fund as unrealized gains or losses. When the futures contract is closed, a Fund records a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. During the six months ended June 30, 2018, the Funds did not have any open future positions.

A Fund’s potential losses from the use of futures extend beyond its initial investment in such contracts. The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities. The predominant risk is that the movement of a futures contract’s price may result in a loss, which could render a Fund’s hedging strategy unsuccessful. There is minimal counterparty credit risk since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

OPTIONS CONTRACTS

The Funds may enter into options transactions for hedging purposes and will not use these instruments for speculation. Each Fund may write covered put and call options on any securities or futures contracts in which it may invest, on any securities index based on or related to securities in which it may invest, or on any currency in which Fund investments may be denominated. A call option on an asset written by a Fund obligates the Fund to sell the specified asset to the holder (purchaser) at a stated price (the exercise price) if the option is exercised before a specified date (the expiration date). A put option on an asset written by a Fund obligates the Fund to buy the specified asset from the purchaser at the exercise price if the option is exercised before the expiration date. Premiums received when writing options are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses. Each Fund may also purchase put options on any securities or futures contracts in which it may invest, on any securities index based on or related to securities in which it may invest, or on any currency in which Fund investments may be denominated. A Fund may enter into closing transactions with respect to such options by writing an option identical to the one it has purchased (for exchange-listed options) or by entering into an offsetting transaction with the counterparty to such option (for OTC options). A Fund may also exercise such options or allow them to expire. The monthly average notional amount and monthly average number of contracts of purchased options held by the Value Fund during the six month period ended June 30, 2018 was $564,000 and 83, respectively. The monthly average notional amount and monthly average number of contracts of written options held by the Value Fund during the six month period ended June 30, 2018 was $3,096,500 and 667, respectively. The Value Fund had the following transactions in options during the six month period ended June 30, 2018:

FUND NAME	NUMBER OF CONTRACTS	WRITTEN OPTIONS AT VALUE*	NOTIONAL VALUE
VALUE FUND
Atlas Air Worldwide Holdings, Inc. $75.00 08/17/18 (Covered Call)	(750)	(198,750)	(5,377,500)
Fiesta Restaurant Group, Inc. $30.00 08/17/18 (Covered Call)	(1,000)	(130,000)	(2,870,000)
Genesco, Inc. $35.00 12/21/18 (Covered Put)	(1,750)	(455,000)	(6,947,500)
Total Written Options	(3,500)	(783,750)	(15,195,000)

*	Amounts reflect a liability of the Fund which is included on the Statement of Assets and Liabilites.

Statements of Assets and Liabilities - Fair Value of Derivative Instruments as of June 30, 2018:

VALUE FUND	Statements of Assets and Liabilities Location	Value Fund Fair Value
Liability Derivatives
Equity Contracts (Written Options)	Written options, at value	$(783,750)
		$(783,750)

The effect of derivatives instruments on the Statements of Operations for the six month period ended June 30, 2018:

	Location of Gain (Losses) on	Realized Gain on Derivatives	Change in Unrealized Loss on
VALUE FUND	Derivatives Recognized in Income	Recognized in Income	Derivatives Recognized in Income
Equity Contracts (Written Options)	Net realized gains (losses) on written options / Net change in unrealized appreciation (depreciation) on written options	$464,689	$(118,202)
		$464,689	$(118,202)

OFFSETTING ARRANGEMENTS

Certain derivative contracts are executed under either standardized netting agreements or, for exchange-traded derivatives, the relevant contracts for a particular exchange which contain enforceable netting provisions. A derivative netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets and liabilities, only following a specified event of default or early termination. The following table presents derivative financial instruments that are subject to enforceable netting arrangements or other similar agreements as of June 30, 2018.

		GROSS AMOUNTS	NET AMOUNTS
		OFFSET IN THE	PRESENTED IN THE	GROSS AMOUNTS NOT OFFSET IN THE
	GROSS AMOUNTS OF	STATEMENTS OF	STATEMENTS OF	STATEMENT OF FINANCIAL POSITION
DESCRIPTION	RECOGNIZED LIABILITIES	ASSETS AND LIABILITIES	ASSETS AND LIABILITIES	FINANCIAL INSTRUMENTS	CASH COLLATERAL PLEDGED(1)	NET AMOUNT
VALUE FUND
Written Options (counter-
party, Susquehanna)	$783,750	$—	$783,750	$(783,750)	$—	$—
Total	$783,750	$—	$783,750	$(783,750)	$—	$—

(1)	The amount is limited to the derivative liability balance and, accordingly, does not include excess collateral pledged.

(5)	SECURITIES LENDING

The Funds have entered into an agreement with Brown Brothers Harriman & Co. (the “Lending Agent”), dated November 30, 2011, as amended, (“Securities Lending Agreement”), to provide securities lending services to the Funds. Under this program, the proceeds (cash collateral) received from borrowers are used to invest in money market funds. Under the Securities Lending Agreement, the borrowers may pay the Funds negotiated lender fees and the Funds receive cash collateral in an amount equal to not less than 102% of the value of loaned securities. The borrower pays fees at the Funds’ direction to the Lending Agent. Although the risk of lending is generally mitigated by the collateral, the Funds could experience a delay in recovering securities and a possible loss of income or value if the borrower fails to return them. As of June 30, 2018, the Funds did not have securities on loan.

(6)	INVESTMENT MANAGEMENT FEES AND TRANSACTIONS WITH RELATED PARTIES

The Corporation entered into investment advisory agreements with the Advisor to serve as investment advisor and manager to the Funds (the “Advisory Agreements”). Under the terms of the Advisory Agreements, the Select Value Fund pays the Advisor a monthly management fee at the annual rate of 0.75% of the average daily net assets of the Fund up to $1 billion and at an annual rate of 0.70% of the average daily net assets in excess of $1 billion. The Mid Cap Value Fund pays the Advisor a monthly management fee at the annual rate of 0.75% of the average daily net assets, the Value Plus Fund pays the Advisor a monthly management fee at the annual rate of 0.70% of the average daily net assets, the Value Fund pays the Advisor a monthly management fee at the annual rate of 0.75% of the average daily net assets, and the International Value Fund pays the Advisor a monthly management fee at the annual rate of 0.85% of the average daily net assets of the Fund.

The Advisor has contractually agreed to waive its management fees and/or reimburse expenses of the International Value Fund to ensure that the Fund’s total annual fund operating expenses do not exceed 1.25% of the Fund’s average net assets for the Investor Class Shares and 0.99% for the Institutional Class Shares, through at least May 1, 2019, and subject thereafter to annual reapproval of the agreement by the Board. Prior to May 1, 2017, the Advisor had contractually agreed to waive its management fee and/or reimburse expenses of the International Value Fund to ensure that its total annual fund operating expenses did not exceed 1.49% of the Fund’s average daily net assets for the Investor Class Shares. The Institutional Class Shares launched on May 1, 2017. Prior to May 1, 2013, the expense limitation cap was 1.75%. For the six month period ended June 30, 2018, expenses of $21,857 for Investor Class and $37,977 for Institutional Class were waived by the Advisor. The operating expense limitation agreement can be terminated only by, or with consent of, the Board.

The Advisor has contractually agreed to waive its management fees and/or reimburse expenses of the Mid Cap Value Fund to ensure that the Fund’s total annual fund operating expenses do not exceed 1.25% of the Fund’s average net assets for the Investor Class Shares and 0.99% for the Institutional Class Shares through at least May 1, 2019, and subject thereafter to annual re-approval of the agreement by the Board. The operating expense limitation agreement can be terminated only by, or with the consent of, the Board. For the six month period ended June 30, 2018, expenses of $26,338 for Investor Class and $17,679 for Institutional Class were waived by the Advisor.

The Advisor has voluntarily agreed to waive fees and/or reimburse certain expenses with respect to the Institutional Class Shares of the Select Value Fund, Value Plus Fund, and Value Fund, to the extent necessary to maintain the Institutional Class total annual fund operating expenses at a ratio of 0.99% of average daily net assets. During the six month period ended June 30, 2018, no expenses for the Select Value Fund, Value Plus Fund, or Value Fund Institutional Class were waived. This voluntary waiver/reimbursement may be discontinued at any time. The Advisor may not recoup amounts previously waived or reimbursed.

The Corporation has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Plan”). Pursuant to the Plan, the Investor Class pays the Funds’ distributor, ALPS Distributors, Inc. (the “Distributor”), an amount up to 0.25% of the average daily net assets of the Investor Class Shares of such Fund (limited to actual costs incurred), computed on an annual basis and paid monthly, for distributing Fund shares and providing shareholder services. Any fees paid to the Distributor under the Plan that are not used during a calendar year are reimbursed to the respective Fund. Institutional Class shares are not subject to 12b-1 fees. During the six month period ended June 30, 2018, $115,769 of distribution related expenses incurred by the Advisor were reimbursed by fees collected under the Plan. The Advisor and/or Distributor may also contractually commit to pay these fees to other third parties who agree to provide various services to their customers who hold Fund shares. Fees paid pursuant to any such contractual commitment are not subject to reimbursement. The Distributor receives a fee for providing distribution services based on an annual rate of $275,000 for all Funds, plus 1/10 basis point for each Fund’s annual net assets.

Transfer agent and fund accounting services are provided by ALPS Fund Services, Inc. (“ALPS”). ALPS is an affiliate of the Funds’ Distributor, ALPS Distributors, Inc. From its own assets, the Advisor may pay retirement plan service providers, brokers, banks, financial advisors, and other financial intermediaries’ fees for providing recordkeeping, sub-accounting, marketing, and other administrative services to their customers in connection with investment in the Funds. These fees may be in addition to any distribution, administrative, or shareholder servicing fees paid from the Funds’ assets to these financial intermediaries.

Officers and certain directors of the Corporation are also officers and/or directors of Heartland Advisors, Inc.; however, they receive no compensation from the Funds.

BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund under Section 2(a)(9) of the 1940 Act. As of June 30, 2018, the following entities beneficially owned 25% or greater of a Fund’s outstanding shares:

FUND	BENEFICIAL OWNER	PERCENTAGE
MID CAP VALUE FUND	Heartland Holdings, Inc. *	34.3%
INTERNATIONAL VALUE FUND	Heartland Holdings, Inc. *	32.4%

*	Heartland Holdings, Inc. is an affiliate of the Advisor. Percentage reported includes shares held by Bill Nasgovitz through direct ownership and through his control of Heartland Holdings, Inc.

(7)	EARLY REDEMPTION FEE

To discourage market timing and other short-term trading, certain shares of the Select Value Fund, Mid Cap Value Fund, Value Plus Fund, and Value Fund that are redeemed or exchanged within 10 days (90 days for the International Value Fund) are assessed a 2% fee on the current net asset value of the shares. The fee applies to shares being redeemed or exchanged in the order in which they are purchased, treating shares that have been held the longest in an account as being redeemed first. The fee is retained by the applicable Fund for the benefit of the remaining shareholders. For financial statement purposes, these amounts are included in the Statements of Assets and Liabilities as “paid-in capital”. The Funds retained redemption fees during the six month period ended June 30, 2018 as follows:

	SELECT VALUE FUND	MID CAP VALUE FUND	VALUE PLUS FUND	VALUE FUND	INTERNATIONAL VALUE FUND
Investor Class	$—	$—	$27	$236	$105
Institutional Class	—	—	—	—	—
Total	$—	$—	$27	$236	$105

(8)	INVESTMENT TRANSACTIONS

During the six month period ended June 30, 2018, the cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) are noted below. During the same period, there were no purchases of long-term U.S. Government obligations.

FUND	COST OF PURCHASES	PROCEEDS FROM SALES
SELECT VALUE FUND	$47,177,887	$72,319,824
MID CAP VALUE FUND	1,835,249	1,815,290
VALUE PLUS FUND	148,716,126	179,832,593
VALUE FUND	124,822,193	173,205,207
INTERNATIONAL VALUE FUND	5,450,702	7,164,329

(9)	FEDERAL INCOME TAX INFORMATION

The Funds have qualified and intend to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all taxable income and net capital gains. Passive foreign investment companies, foreign currency, and certain other investments could create book tax differences that may have an impact on the character of each Fund’s distributions.

As of and during the six month period ended June 30, 2018, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes, including short-term securities as of June 30, 2018, are displayed in the table below.

					NET TAX UNREALIZED
				NET APPRECIATION/	APPRECIATION/
		GROSS UNREALIZED	GROSS UNREALIZED	(DEPRECIATION) OF	(DEPRECIATION)
FUND	TAX COST OF INVESTMENTS	APPRECIATION	DEPRECIATION	FOREIGN CURRENCY	ON INVESTMENTS
SELECT VALUE FUND	$177,910,604	$40,138,123	$(3,948,661)	$—	$36,189,462
MID CAP VALUE FUND	7,248,492	927,280	(302,673)	—	624,607
VALUE PLUS FUND	343,877,723	78,441,283	(5,940,791)	—	72,500,492
VALUE FUND	650,521,095	191,986,211	(51,964,138)	(56)	140,022,017
INTERNATIONAL VALUE FUND	25,008,629	2,531,881	(2,289,028)	9	242,862

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to tax deferral of losses in wash sales and the mark-to-market of passive foreign investment companies.

(10)	TRANSACTIONS WITH AFFILIATES

The following investments are in companies deemed “affiliated” (as defined in Section 2(a)(3) of the Investment Company Act of 1940) with the Value Plus and Value Funds; that is, the respective Fund held 5% or more of their outstanding voting securities during the six month period ended June 30, 2018. The Select Value, Mid Cap Value, and International Value Funds had no transactions with affiliates during the same period.

VALUE PLUS FUND
	SHARE BALANCE						CHANGE IN
	AS OF			SHARE BALANCE AS	FAIR VALUE AS		UNREALIZED	REALIZED
SECURITY NAME	DECEMBER 31, 2017	PURCHASES	SALES	OF JUNE 30, 2018	OF JUNE 30, 2018	DIVIDENDS	GAIN (LOSS)	GAIN/(LOSS)
Investments no longer affiliated as of June 30, 2018
DMC Global, Inc.	925,000	—	(825,000)	100,000	$4,490,000	$30,500	$(7,120,761)	$15,737,942
Park Electrochemical Corp.	875,000	—	(125,000)	750,000	17,392,500	2,612,500	(2,564,072)	(410,276)
Grand Total	1,800,000	—	(950,000)	850,000	$21,882,500	$2,643,000	$(9,684,833)	$15,327,666

VALUE FUND
	SHARE BALANCE						CHANGE IN
	AS OF			SHARE BALANCE AS	FAIR VALUE AS		UNREALIZED	REALIZED
SECURITY NAME	DECEMBER 31, 2017	PURCHASES	SALES	OF JUNE 30, 2018	OF JUNE 30, 2018	DIVIDENDS	GAIN (LOSS)	GAIN (LOSS)
Investments in affiliates held as of June 30, 2018
Acacia Research Corp.	4,200,000	—	(1,392,115)	2,807,885	$11,652,723	$—	$7,621,119	$(8,111,426)
CUI Global, Inc.	2,000,000	—	—	2,000,000	5,940,000	—	440,000	—
Hudson Global, Inc.	3,150,000	—	—	3,150,000	5,103,000	—	(1,984,500)	—
Hydrogenics Corp.	945,000	—	—	945,000	7,087,500	—	(3,402,000)	—
Lincoln Educational Services Corp.	2,470,000	—	—	2,470,000	4,297,800	—	(691,600)	—
Perma-Fix Environmental Services	1,000,000	—	—	1,000,000	4,500,000	—	850,000	—
SuperCom, Ltd.	800,000	—	—	800,000	1,872,000	—	(1,256,000)	—
Transcat, Inc.	600,000	—	(75,000)	525,000	9,922,500	—	2,110,878	738,455
Total	15,165,000	—	(1,467,115)	13,697,885	$50,375,523	$—	$3,687,897	$(7,372,971)

Investments no longer affiliated as of June 30, 2018
Barrett Business Services, Inc.	300,000	—	(50,000)	250,000	$24,142,500	$125,000	$5,995,335	$2,598,127
CPI Aerostructures, Inc.	650,000	—	(210,000)	440,000	4,620,000	—	928,675	14,563
Harvard Bioscience, Inc.	1,696,226	—	(301,798)	1,394,428	7,460,190	—	3,123,987	182,337
IntriCon Corp.	558,113	—	(458,113)	100,000	4,030,000	—	(4,408,824)	10,586,767
Jernigan Capital, Inc.	465,000	—	(65,000)	400,000	7,624,000	325,500	(1,406,889)	(149,699)
Northwest Pipe Co.	500,000	—	(80,000)	420,000	8,135,400	—	313,658	(31,758)
RCM Technologies, Inc.	833,195	—	(233,195)	600,000	2,964,000	—	(3,194,956)	389,786
StarTek, Inc.	895,000	—	(325,436)	569,564	3,582,557	—	(2,928,058)	464,441
Willbros Group, Inc.	2,739,012	—	(2,739,012)	—	—	—	3,829,602	(7,084,659)
Total	8,636,546	—	(4,462,554)	4,173,992	62,558,647	450,500	2,252,530	6,969,905

Grand Total					$112,934,170	$450,500	$5,940,427	$(403,066)

(11)	SUBSEQUENT EVENTS

On July 18, 2018, the Board approved a plan to liquidate the Heartland International Value Fund (the “International Fund”), upon the recommendation of the Advisor, and subject to shareholder approval. After considering a variety of factors, the Board concluded that it would be in the best interest of the International Fund and its shareholders that the International Fund be closed and liquidated as a series of the Corporation. The International Fund was closed to purchases and incoming exchanges effective after market close on July 18, 2018. Shareholders of record of the International Fund as of August 17, 2018 will receive a proxy statement discussing the Board’s decision to recommend the liquidation of the International Fund and requesting that shareholders vote to approve the liquidation of the International Fund pursuant to the Plan of Liquidation (the “Plan”) at a special meeting of shareholders. If the Plan is approved by shareholders, the International Fund will be liquidated on or after the date of the shareholder meeting. Effective August 6, 2018, the International Fund is managed by Robert C. Sharpe.

ADDITIONAL INFORMATION (UNAUDITED)

EXPENSE EXAMPLES

As a shareholder of the Heartland Funds, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, 12b-1 fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the six month period and held for the entire six month period from January 1, 2018 through June 30, 2018.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid during the Period” to estimate the expenses you paid on your account during this period.

	BEGINNING	ENDING	EXPENSES PAID	ANNUALIZED EXPENSE
	ACCOUNT VALUE	ACCOUNT VALUE	DURING THE PERIOD(a)	RATIO DURING PERIOD
FUND	1/1/18	6/30/18	1/1/18 - 6/30/18	1/1/18 - 6/30/18
Heartland Select Value Fund - Investor	$1,000.00	$1,026.70	$6.03	1.20%
Heartland Select Value Fund - Institutional	1,000.00	1,027.90	4.88	0.97
Heartland Mid Cap Value Fund - Investor	1,000.00	1,015.80	6.25	1.25
Heartland Mid Cap Value Fund - Institutional	1,000.00	1,017.50	4.95	0.99
Heartland Value Plus Fund - Investor	1,000.00	1,074.30	6.07	1.18
Heartland Value Plus Fund - Institutional	1,000.00	1,075.50	4.89	0.95
Heartland Value Fund - Investor	1,000.00	1,048.60	5.69	1.12
Heartland Value Fund - Institutional	1,000.00	1,049.80	4.57	0.90
Heartland International Value Fund - Investor	1,000.00	900.60	5.89	1.25
Heartland International Value Fund - Institutional	1,000.00	902.30	4.67	0.99

(a)	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year (181) divided by the number of days in the fiscal year (365).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each of the Heartland Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs and do not reflect any transactional costs, such as redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING	ENDING	EXPENSES PAID	ANNUALIZED EXPENSE
	ACCOUNT VALUE	ACCOUNT VALUE	DURING THE PERIOD(a)	RATIO DURING PERIOD
FUND	1/1/18	6/30/18	1/1/18 - 6/30/18	1/1/18 - 6/30/18
Heartland Select Value Fund - Investor	$1,000.00	$1,018.84	$6.01	1.20%
Heartland Select Value Fund - Institutional	1,000.00	1,019.98	4.86	0.97
Heartland Mid Cap Value Fund - Investor	1,000.00	1,018.60	6.26	1.25
Heartland Mid Cap Value Fund - Institutional	1,000.00	1,019.89	4.96	0.99
Heartland Value Plus Fund - Investor	1,000.00	1,018.94	5.91	1.18
Heartland Value Plus Fund - Institutional	1,000.00	1,020.08	4.76	0.95
Heartland Value Fund - Investor	1,000.00	1,019.24	5.61	1.12
Heartland Value Fund - Institutional	1,000.00	1,020.33	4.51	0.90
Heartland International Value Fund - Investor	1,000.00	1,018.60	6.26	1.25
Heartland International Value Fund - Institutional	1,000.00	1,019.89	4.96	0.99

(a) Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year (181) divided by the number of days in the fiscal year (365).

OTHER INFORMATION

A description of the policies and procedures that the Corporation uses to determine how to vote proxies relating to portfolio securities, and a copy of the voting record, is available without charge at www.heartlandadvisors.com, or upon request, by calling Heartland Advisors, Inc. at 1-888-505-5180, or by writing to Heartland Advisors, Inc. at 789 N. Water Street, Suite 500, Milwaukee, WI 53202. Information regarding how the Corporation voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

The Funds file complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q which are available on the Commission’s website at www.sec.gov. The Funds’ N-Q filings may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Schedules of portfolio holdings are also available at www.heartlandadvisors.com, or upon request, without charge by calling Heartland Advisors, Inc. at 1-888-505-5180, or by writing to Heartland Advisors, Inc. at 789 N. Water Street, Suite 500, Milwaukee, WI 53202.

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

The Investment Company Act of 1940, as amended, requires that the Funds’ Investment Advisory Agreements be approved annually by the vote of a majority of the Board of Directors who are not parties to the investment advisory agreements or “interested persons” of the Funds (as that term is defined in the Investment Company Act of 1940, as amended) (the “Independent Directors”), cast in person at a meeting called for the purpose of voting on such approval. At its meeting held on May 10, 2018, the Board of Directors, including all of the Independent Directors, unanimously approved the continuation of the Investment Advisory Agreements for the Funds.

As part of the process of approving the continuation of the Investment Advisory Agreements, the Directors reviewed the fiduciary duties of the Directors with respect to approving the advisory agreements and the relevant factors for the Directors to consider, and the Independent Directors met in executive session on May 9 and May 10, 2018 to discuss the approval of the Investment Advisory Agreements. The Directors recognized that the management and fee arrangements for the Funds are the result of years of review and discussion between the Independent Directors and the Advisor, that certain aspects of such arrangements may receive greater scrutiny in some years than in others and that the Directors’ conclusions may be based, in part, on their consideration of these same arrangements and information received during the course of the year and in prior years.

The Directors’ approval was based on their consideration and evaluation of a variety of factors, which included, among other things: (1) the nature, extent, and quality of the services provided by the Advisor, including the investment process used by the Advisor; (2) the performance of the Funds in comparison to their benchmark indices and a peer group of mutual funds; (3) the management fees and total operating expenses of the Funds, including comparative information with respect to a peer group of mutual funds; (4) the profitability of the Advisor with respect to the Funds; and (5) the extent to which economies of scale may be realized as the Funds grow. As part of this process, the Board of Directors reviewed and considered various materials, including, but not limited to the following:

MATERIALS RELATING TO THE NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED BY THE ADVISOR:

•	A summary of the qualifications and abilities of the Advisor’s professional personnel;

•	A summary of the Advisor’s investment process for the Funds;

•	Information regarding initiatives to improve operations and services;

•	Biographical information regarding the portfolio management teams for the Funds;

•	The Advisor’s Form ADV Part 2A (brochure) and 2B (supplements);

•	Overview of marketing activities;

•	Information regarding the Advisor’s compliance program; and

•	Information regarding trading costs and best execution.

INFORMATION WITH RESPECT TO FUND PERFORMANCE AND EXPENSES:

•	Discussions with management regarding Fund performance and related performance data, including, where applicable, the Advisor’s initiatives to improve performance;

•	A Section 15(c) Report and related materials prepared by Broadridge using Lipper data comparing advisory fees, other expenses, and the performance of each Fund against: (1) a peer group of funds consisting of such Fund and certain other no-load funds classified by Lipper as having the same investment style and a similar asset size as such Fund (“Expense Group”); and (2) a peer group of funds consisting of such Fund and all other funds having the same investment style regardless of asset size or the primary channel of distribution (“Performance Universe”);

•	Other comparative information of expenses and performance among each Fund and its corresponding Expense Group, which was customized to include the particular Fund’s peer funds which were in its Lipper Expense Group in either or both of the prior two years, are still in existence, and have the same investment style but were not a part of the Fund’s Lipper Expense Group for the current year; and

•	A memorandum from management summarizing the Lipper reports and setting forth management’s observations and conclusions based on that information.

MATERIALS RELATING TO PROFITABILITY OF THE ADVISOR:

•	A profitability analysis prepared by management;

•	An independent study prepared by Broadridge of the profitability of a group of publicly traded advisors;

•	A summary of revenue-sharing arrangements that the Advisor has with various financial intermediaries; and

•	A memorandum prepared by management discussing economies of scale and providing additional information regarding advisory fees paid by the Advisor’s other clients with investment strategies similar to the Funds and the level of services provided to such other clients.

INFORMATION RELATING TO THE ADVISOR’S FINANCIAL STRENGTH:

•	The Advisor’s financial statements and independent auditor’s report for the years ended December 31, 2017 and December 31, 2016;

•	Consolidated financial statements of Heartland Holdings, Inc. (the Advisor’s parent company) and its subsidiary and independent auditor’s report for the years ended December 31, 2017 and December 31, 2016;

•	Consolidated financial information for Heartland Holdings, Inc. for the first quarter ended March 31, 2018 (unaudited);

•	The Advisor’s historical assets under management chart for the past ten years;

•	Heartland Holdings’ consolidated financial projections;

•	Changes in ownership (securities transactions) in Heartland Holdings’ stock during 2017 and year to date in 2018; and

•	The Advisor’s management succession and personnel contingency plan.

In addition to the foregoing documents and information, the Independent Directors were assisted by their independent legal counsel, who was present at all times at the May 10, 2018, meeting and at the executive sessions on May 9 and May 10, 2018, and who provided a memorandum that outlined the duties and responsibilities of the Board of Directors in connection with approving the continuation of the Investment Advisory Agreements.

In reviewing and discussing this information, the Independent Directors took into account information routinely provided at their quarterly meetings throughout the year regarding the quality of the services provided by the Advisor, the performance of the Funds, expenses, regulatory compliance issues and related matters. After considering this information, the Board of Directors, including all of the Independent Directors, reached the following conclusions:

•	The nature and extent of the services provided by the Advisor are appropriate for the investment objectives and programs of the Select Value Fund, Value Plus Fund, Value Fund, Mid Cap Value Fund and International Value Fund and are appropriate to assure that each Fund’s operations are conducted in compliance with their investment objectives and strategies, and in compliance with applicable laws, rules and regulations.

•	The Advisor provides a high quality of services to the Funds, based upon: (a) the Advisor’s consistent value investment process, which has been in place for over 30 years; (b) the background and experience of the Advisor’s senior management and the expertise of, and the amount of attention given to the Funds by, investment personnel of the Advisor; (c) the quality of the key service providers to the Funds, who provide administrative, accounting, custody and distribution services on behalf of the Funds and are overseen by the Advisor, and (d) the overall reputation and capabilities of the Advisor.

•	While the Funds have had periods of underperformance, the majority of the Funds had seen improved performance in the past year, both on an absolute basis and in relation to their benchmark index and peer groups and have good long term performance. The Directors concluded that the Funds have performed as expected in the current market conditions on a risk adjusted basis. They discussed the underperformance and the reasons for the underperformance, particularly as it relates to the International Value Fund. They discussed management’s ongoing strategic review and evaluation of the International Value Fund, and concluded that the International Value Fund’s underperformance was being addressed by the Advisor. The Directors concluded, within the context of their full deliberations, that the investment results that the Advisor had been able to achieve for the Funds were sufficient to support continuation of the Investment Advisory Agreements, as they believe the investment approach of each Fund should produce positive, long term performance for investors.

•	The advisory fees charged to the Funds are fair and reasonable based on the nature, scope and quality of the services provided to the Funds, and those fees are competitive, taking into account all relevant circumstances, with fees paid by peer groups and fees charged by the Advisor to other accounts it manages under similar investment strategies and programs.

•	The level of profitability realized by the Advisor from its provision of services to the Funds is reasonable.

•	The Advisor has sufficient financial resources and revenues to enable it to finance the provision and delivery of the services it is obligated to provide under the Investment Advisory Agreements and the Advisor has used these resources and revenues to manage the operations of the Funds in an effective manner that is beneficial to shareholders.

With regard to economies of scale, the Independent Directors noted that they did not view this to be a material factor given the Funds’ current asset levels, concluding that the Funds did not recognize economies of scale during this review cycle. However, they noted that the five basis point fee reduction on net assets greater than $1.0 billion for the Select Value Fund, as well as the expense limitation agreements in place for the International Value and Mid Cap Value Funds, represent an appropriate sharing of economies of scales between the Advisor and such Funds at foreseeable asset levels. The Independent Directors also noted that voluntary waivers are in place with respect to the Institutional share class of the other Funds.

The Board considered other benefits to the Advisor from serving as advisor to the Funds (in addition to the advisory fee). For example, the Board noted that the Advisor derives ancillary benefits from its association with the Funds in the form of proprietary and third party research products and services received from broker dealers that execute portfolio trades for the Funds. The Board determined such products and services have been used for legitimate purposes relating to the Funds by providing assistance in the investment decision making process, referring to the Advisor’s third party brokerage and research services report. The Advisor also experiences reputational benefits due to its association with the Funds. The Board concluded that the other benefits realized by the Advisor from its relationship with the Funds were reasonable.

The Independent Directors reached these conclusions after carefully considering all of the information provided by management and after taking into account recent developments and circumstances affecting the Funds. All of the factors above were considered separately by the Board of Directors, including the Independent Directors meeting in executive sessions. The factors were viewed in their totality by the Board of Directors, with no single factor being the principal or determinative factor in the Board’s determination to approve the continuation of the Investment Advisory Agreements.

INFORMATION REGARDING EXECUTIVE OFFICERS AND DIRECTORS (UNAUDITED)

INFORMATION REGARDING EXECUTIVE OFFICERS AND DIRECTORS

Under applicable law, the Board of Directors is responsible for management of the Corporation and provides broad supervision over its affairs. The Board elects the Officers of the Corporation and hires the Funds’ service providers, including the Funds’ investment advisor, Heartland Advisors, Inc., and distributor of the Funds’ shares, ALPS Distributors, Inc. The Board meets regularly to review, among other items, the Funds’ investments, performance, and expenses. The Board annually reviews and considers approval of the continuation of the investment advisory agreement with the Advisor and each Fund’s distribution plan and related distribution agreements and annually approves the selection of the independent registered public accounting firm for each Fund. The Board also establishes, monitors, and periodically reviews numerous policies and procedures governing the conduct of the Corporation’s business. The policy of the Corporation is that the Chairman and 75% of the members of the Board must be independent directors for purposes of the 1940 Act. The following table presents information about each Director and Officer of the Corporation. The mailing address of the Directors and Officers is 789 North Water Street, Suite 500, Milwaukee, WI 53202.

		Term of office		Number of
	Position(s)	and length	Principal	Heartland Funds	Other
	held with the	of time	occupations during	overseen by	Directorships
INDEPENDENT DIRECTORS:	Corporation	served(1)	past five years:	Director	held by Director(2)
Robert A. Rudell Date of Birth: 9/48	Chairman of the Board Director	Since 1/06 Since 2/05	Retired; Chief Operating Officer, Zurich Scudder Investments, 1998 to 2002; President, Scudder Retirement Services, 1996 to 1998; employed by IDS/American Express as President in Institutional Retirement Services and other capacities, 1973 to 1996.	5	Director, Optimum Funds, May 2003 to present (6 mutual funds); Director, Medtox Scientific, Inc., April 2002 to July 2012; Director, Vantagepoint Funds, March 2007 to 2011 (31 mutual funds).

Dale J. Kent Date of Birth: 11/52	Director	Since 8/03	Director (part-time), R&R Insurance, since September 2017; Director (part-time), Continental Properties Company, since September 2017; Executive Vice President and Chief Financial Officer, West Bend Mutual Insurance Company, July 2002-July 2017; Partner, Arthur Andersen, LLP, 1986 to 2002; employed by Arthur Andersen, LLP, in other capacities, 1974 to 1985.	5	None

Ward D. Armstrong Date of Birth: 1/54	Director	Since 2/08	Retired; Managing Partner, NorthRock Partners, LLC, October 2013 to July 2015; Managing Director, NorthRock Partners, a Private Wealth Advisory Practice of Ameriprise Financial, February 2010 to October 2013; Senior Vice President, Ameriprise Financial, Inc., November 1984 to May 2007; President, American Express Asset Management, 2002 to 2004; Chairman, Ameriprise Trust Company, November 1996 to May 2007.	5	Trustee, ALPS Series Trust, May 2016 to present (7 mutual funds)

Number of
	Position(s)	Term of office	Principal	Heartland Funds	Other
	held with the	and length	occupations during	overseen by	Directorships
INTERESTED DIRECTORS AND OFFICERS:	Corporation	of time served(1)	past five years:	Director	held by Director(2)
William (“Bill”) J. Nasgovitz(3)(4) Date of Birth: 10/44	President and Director	Since 12/84	Chairman and Portfolio Manager, Heartland Advisors, Inc., since January 2013; Chief Investment Officer, Heartland Advisors, Inc., January 2013 - December 31, 2017; Director, Heartland Advisors, Inc., since April 2008; President, Chief Executive Officer and Portfolio Manager, Heartland Advisors, Inc., 1982 to 2012.	5	None
William (“Will”) R. Nasgovitz(4) Date of Birth: 4/78	Chief Executive Officer	Since 5/12	Chief Executive Officer and Portfolio Manager, Heartland Advisors, Inc., since January 2013; Senior Vice President and Portfolio Manager, Heartland Advisors, Inc., 2012; Director, Heartland Advisors, Inc., since November 2010; Vice President and Portfolio Manager, Heartland Advisors, Inc., 2006 to 2011; Research Analyst, Heartland Advisors, Inc., 2004 to 2006; Research Associate, Heartland Advisors, Inc., November 2003 to 2004; Senior Research Associate, Cambridge Associates, LLC 2000 to 2002.	N/A	N/A
Nicole J. Best Date of Birth: 9/73	Vice President, Treasurer and Principal Accounting Officer	Since 6/11	Chief Administrative Officer, Heartland Advisors, Inc., since June 2015; Senior Vice President and Chief Financial Officer, Heartland Advisors, Inc., since May 2010; Vice President and Secretary, Heartland Group, Inc., May 2010 to June 2011; Senior Vice President, Investor Services and Markets, Brown Brothers Harriman & Co., September 2008 to May 2010; Senior Vice President and Chief Compliance Officer, Heartland Advisors, Inc. and Heartland Group, Inc., November 2005 to August 2008; Senior Vice President and Treasurer, Heartland Advisors, Inc., February 2001 to August 2006; Treasurer and Principal Accounting Officer, Heartland Group, Inc., June 2000 to November 2005. Employed by Heartland Advisors, Inc. in other capacities from 1998 to 2008. Employed by Arthur Andersen, LLP, in other capacities, 1995 to 1998.	N/A	N/A
Vinita K. Paul Date of Birth: 8/79	Vice President Chief Compliance Officer Anti-Money Laundering Officer Secretary	Since 8/08 Since 12/16; 8/08 — 5/16 Since 2/14 Since 4/17	Vice President and General Counsel, Heartland Advisors, Inc., since August 2009; Vice President and Chief Compliance Officer, Heartland Advisors, Inc., August 2008 to May 2016 and since December 2016; Assistant Secretary, Heartland Group, Inc., May 2016 to April 2017; Associate, Quarles & Brady LLP, November 2007 to July 2008; Vice President and Interim General Counsel, The Ziegler Companies, Inc., July 2007 to October 2007; Assistant Secretary, North Track Funds, Inc., December 2006 to October 2007; Assistant Secretary, Ziegler Exchange Traded Trust, December 2006 to October 2007; Vice President and Assistant General Counsel, The Ziegler Companies, Inc., September 2006 to July 2007; Associate, Quarles & Brady LLP, September 2004 to August 2006.	N/A	N/A

(1)	Officers of the Corporation serve one-year terms, subject to annual reappointment by the Board of Directors. Directors of the Corporation serve a term of indefinite length until their resignation or removal, and stand for re-election by shareholders only as and when required under the Investment Company Act of 1940.
(2)	Only includes directorships held in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the Investment Company Act of 1940.
(3)	William (“Bill”) J. Nasgovitz is considered to be an “interested person” (as defined in the Investment Company Act of 1940) of the Corporation because of his position with the Advisor.
(4)	William (“Will”) R. Nasgovitz is the son of William (“Bill”) J. Nasgovitz.

The standing committees of the Corporation’s Board of Directors include an Audit Committee and a Nominating and Governance Committee. Both Committees consist of all the Independent Directors, namely Robert A. Rudell, Dale J. Kent and Ward D. Armstrong. Mr. Kent serves as chairman of the Audit Committee, and Mr. Armstrong serves as chairman of the Nominating and Governance Committee. The Board has determined that Mr. Kent is an Audit Committee financial expert.

The Audit Committee is responsible for selecting the independent registered public accounting firm for the Funds and oversees the preparation of each Fund’s financial statements. In this capacity, the Audit Committee meets at least annually with the independent registered public accounting firm to discuss any issues surrounding the preparation and audit of the Funds’ financial statements. The Audit Committee also discusses with the independent registered public accounting firm the strengths and weaknesses of the systems and operating procedures employed in connection with the preparation of each Fund’s financial statements, pricing procedures and the like, as well as the performance and cooperation of staff members responsible for these functions. The Audit Committee has adopted a written charter. The Audit Committee had four meetings during the twelve months ended June 30, 2018.

The Nominating and Governance Committee nominates candidates for appointment to the Board of Directors to fill vacancies and to nominate candidates for election and re-election to the Board as and when required. The Nominating and Governance Committee generally accepts recommendations for nominations by shareholders of the Funds. The Nominating and Governance Committee has adopted a written charter. The Nominating and Governance Committee had two meetings during the twelve months ended June 30, 2018.

The Funds’ Statement of Additional Information includes additional information about the Directors of the Corporation and is available, without charge, at www.heartlandadvisors.com or upon request, by calling 1-800-432-7856.

DEFINITIONS AND DISCLOSURES (UNAUDITED)

Certain security valuations and forward estimates are based on Heartland Advisors’ calculations. Statements regarding securities are not recommendations to buy or sell the securities discussed, but rather illustrations of our value investment strategy. Such statements represent the portfolio manager’s view when made and are subject to change at any time based on market and other considerations. Any forecasts may not prove to be true. Economic predictions are based on estimates and are subject to change. There is no guarantee that any particular investment strategy will be successful.

Small-cap and large-cap investment strategies each have their own unique risks and potential for rewards and may not be suitable for all investors. Small-cap investment strategies emphasize the significant growth potential of small companies, however, small-cap securities are generally more volatile and less liquid than those of larger companies. Large-cap investment strategies emphasize the stability of large companies, however, large-cap securities are more susceptible to momentum investments and may quickly become overpriced or suffer losses.

Active Management: is the use of a human element, such as a single manager, co-managers, or a team of managers, to actively manage a fund’s portfolio. Active managers rely on analytical research, forecasts, and their own judgment and experience in making investment decisions on which securities to buy, hold, and sell.

Book Value: is the sum of all of a company’s assets, minus its liabilities.

Bottom-up: is an investment approach that de-emphasizes the significance of economic and market cycles. This approach focuses on the analysis of individual stocks and the investor focuses his or her attention on a specific company rather than on the industry in which that company operates or on the economy as a whole.

Bull Market: occurs when the price of a group of securities is rising or is expected to rise.

Compound Annual Growth Rate (CAGR): is a year-over-year measure of growth during a specified period of time. It is calculated by dividing the ending value by the beginning value, then raising the quotient to the power of 1 divided by the total number of years, and subtracting 1.

Earnings Before Interest, Taxes, Depreciation, and Amortization (EBITDA): measures a company’s financial performance. It is used to analyze and compare profitability between companies and industries because it eliminates the effects of financing and accounting decisions.

Earnings Per Share: is the portion of a company’s profit allocated to each outstanding share of common stock.

Emerging Markets: refer to economies that are progressing toward becoming advanced, as shown by some liquidity in local debt and equity markets and the existence of some form of market exchange and regulatory body, though they generally do not have the level of market efficiency and strict standards in accounting and securities regulation to be on par with advanced economies.

Enterprise Value (EV): is the entire economic value of a company.

Free Cash Flow: is the amount of cash a company has after expenses, debt service, capital expenditures, and dividends. The higher the free cash flow, the stronger the company’s balance sheet.

Insider Buying: is the purchase of a company’s stock by individual directors, executives, or other employees.

Leverage: is the amount of debt used to finance a firm’s assets. A firm with significantly more debt than equity is considered to be highly leveraged.

Price/Book Ratio: of a company is calculated by dividing the market price of its stock by the company’s per-share book value.

Price/Cash Flow: represents the amount an investor is willing to pay for a dollar generated from a particular company’s operations, shows the ability of a business to generate cash, and acts as a gauge of liquidity and solvency.

Price/Earnings Ratio: of a stock is calculated by dividing the current price of the stock by its trailing or its forward 12 months’ earnings per share.

Real Estate Investment Trust (REIT): is a security that sells like a stock on the major exchanges and invests in real estate directly, either through properties or mortgages.

Tangible Book Value: is the sum of all of a company’s assets, minus its liabilities and intangible assets, such as goodwill.

Total Debt/Total Capital Ratio: of a stock is calculated by dividing the short- and long-term debt obligations of the company by its total capital, which is represented by the company’s debt and shareholders’ equity, which includes common stock, preferred stock, minority interest, and net debt.

Yield Curve: is a line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates. In a positive-sloping yield curve, short-term debt instruments have a lower yield than long-term debt instruments of the same credit quality. A negative, or inverted, yield curve occurs when short-term debt instruments have a higher yield than long-term debt instruments of the same credit quality.

Russell 2000® Index: includes the 2000 firms from the Russell 3000® Index with the smallest market capitalizations.

Russell 2000® Value Index: measures the performance of those Russell 2000® companies with lower price/book ratios and lower forecasted growth characteristics.

Russell 3000® Value Index: measures the performance of those Russell 3000® Index companies with lower price/book ratios and lower forecasted growth characteristics.

Russell Global® ex-US Small Cap Index: measures the small-cap segment of the global equity universe as defined by Russell, excluding companies assigned to the US.

Russell Midcap® Value Index: measures the performance of those Russell Midcap® Index companies with lower price/book ratios and lower forecasted growth characteristics.

S&P 500 Index: is an index of 500 U.S. stocks chosen for market size, liquidity, and industry group representation and is a widely-used U.S. equity benchmark.

All indices are unmanaged. It is not possible to invest directly in an index.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indices. Russell® is a trademark of the Frank Russell Investment Group.

Data sourced from FactSet: Copyright 2018 FactSet Research Systems Inc., FactSet Fundamentals. All rights reserved.

This report contains forward-looking statements, such as economic predictions and portfolio manager opinions. These statements are subject to risks, uncertainties, and actual developments in the future, and their impact on the Funds could be materially different than those that are projected or implied.

Heartland Advisors’ commitment to you:

Striving to achieve superior investment results and outstanding client service

Fundamental Research

We are committed to discovering opportunities through extensive fundamental analysis

Seasoned Investment Team

We leverage our investment team’s decades of experience to uncover out-of-favor, financially sound, and undervalued companies

Consistent and Disciplined Approach

We consistently adhere to our clearly defined, time-tested investment process driven by Heartland’s 10 Principles of Value InvestingTM

An investor should consider the Funds’ investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information can be found in the Funds’ prospectus. To obtain a prospectus, please call 1-800-432-7856 or visit www.heartlandadvisors.com. Please read the prospectus carefully before investing.

Distributed by ALPS Distributors, Inc.	HLF006153/0819

Item 2.	Code of Ethics.

Not applicable to semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable to semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable to semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchases.

Not applicable.

Item 10.	Submission of Matters to Vote of Security Holders.

No material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors have been implemented after the registrant’s last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	No changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	The Code of Ethics for the Registrant’s Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer referenced in Item 2 was filed as Exhibit 13(a)(1) to Registrant’s Certified Shareholder Report on form N-CSR on February 16, 2018, and is incorporated herein by reference.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	None.

(a)(4)	Not applicable.

(b)	The certifications by the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HEARTLAND GROUP, INC.

By:	/s/ William R. Nasgovitz
William R. Nasgovitz
President and Chief Executive Officer

Date:	August 20, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William R. Nasgovitz
William R. Nasgovitz
President and Chief Executive Officer

Date:	August 20, 2018

By:	/s/ Nicole J. Best
Nicole J. Best
Treasurer & Principal Accounting Officer

Date:	August 20, 2018